UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-06660

Name of Fund:	BlackRock MuniYield Quality Fund, Inc. (MQY)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield Quality Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2022

Date of reporting period: 10/31/2021

Item 1 –	Report to Stockholders

(a) The Report to Shareholders is attached herewith.

OCTOBER 31, 2021

2021 Semi-Annual Report (Unaudited)

BlackRock MuniYield Fund, Inc. (MYD)

BlackRock MuniYield Quality Fund, Inc. (MQY)

BlackRock MuniYield Quality Fund II, Inc. (MQT)

.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of October 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States began the reporting period as the initial reopening-led economic rebound was beginning to slow. Nonetheless, the economy continued to grow at a solid pace for the reporting period, eventually regaining the output lost from the pandemic. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets continued to recover from the effects of the pandemic.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2022 and reducing bond purchasing beginning in late 2021.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart, while Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2021
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	10.91%	42.91%
U.S. small cap equities (Russell 2000® Index)	1.85	50.80
International equities (MSCI Europe, Australasia, Far East Index)	4.14	34.18
Emerging market equities (MSCI Emerging Markets Index)	(4.87)	16.96
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.06
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.59	(4.77)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.06	(0.48)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.33	2.76
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.36	10.53
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

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Municipal Market Overview For the Reporting Period Ended October 31, 2021

Municipal Market Conditions

Municipal bonds posted positive total returns during the period despite elevated interest rate volatility as the market priced in more hawkish Fed policy expectations. The asset class benefited from favorable supply and demand dynamics and improved credit fundamentals amid considerable fiscal stimulus and a quicker-than-expected rebound in state and local government revenues. As a result, municipal bonds generated substantial excess returns versus duration matched U.S. Treasuries and longer duration and lower credit quality strategies outperformed. However, the market faced several headwinds including brief periods of volatility surrounding U.S. 2020 election uncertainty, a temporary valuation-based market correction in late February 2021 and more recently, the expectation of a taper announcement from the Fed.

Technical support was helpful throughout the period as robust demand outpaced supply. During the 12 months ended October 31, 2021, municipal bond funds experienced net inflows totaling $92 billion, with January 2021 producing the largest monthly net inflow on record (based on data from the Investment Company Institute). For the same period, the market absorbed $431 billion in issuance, notably muted compared to the $485 billion issued during the prior 12-month period. Additionally, taxable municipal issuance, which typically draws a different and unique buyer base, was proportionally elevated, making supply easily digestible by the traditional tax-exempt market.

S&P Municipal Bond Index Total Returns as of October 31, 2021 6 months: 0.33% 12 months: 2.76%

A Closer Look at Yields

AAA Municipal Yield Curves

Source: Thomson Municipal Market Data.

From October 31, 2020 to October 31, 2021, yields on AAA-rated 30-year municipal bonds decreased by 2 basis points (“bps”) from 1.71% to 1.69%, while ten-year rates increased by 28 bps from 0.93% to 1.21% and five-year rates increased by 34 bps from 0.30% to 0.64% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve flattened over the 12-month period with the spread between two- and 30-year maturities flattening by 6 bps, led by 30 bps of flattening between ten- and 30-year maturities.

Consistent municipal outperformance has resulted in stretched valuations. After dislocating at the height of the pandemic, municipal-to-Treasury ratios posted all-time lows in February 2021 and remain well below historical averages.

Financial Conditions of Municipal Issuers

The COVID-19 pandemic has been an unprecedented shock to the system impacting nearly every sector in the municipal market. Fortunately, most states and municipalities were in excellent fiscal health before the crisis, and the federal government delivered another $350 billion injection. Direct state and local government aid have provided additional support to own-source government tax receipts, which continue to outperform the dire predictions made in early 2020. Essential public services such as power, water, and sewer remain protected segments. State housing authority bonds, flagship universities, and strong national and regional health systems have absorbed the impact of the economic shock. While some segments still confront financial pressures, the combination of new federal stimulus and vaccine distribution is boosting economic activity and, consequently, increasing revenue receipts in these sectors as well. Critical providers (safety net hospitals, mass transit systems, airports) with limited resources may still experience fiscal strain but the additional aid and the re-opening of the economy will continue to support operating results through year end, despite the surging Delta variant. BlackRock anticipates that a small subset of the market, mainly non-rated stand-alone projects, will remain susceptible to credit deterioration. However, the risk of new mandated lockdowns is significantly diminished, and we expect limited impact on the high fundamental quality of state and local governments as well as essential service providers. While credit fundamentals have improved noticeably across the municipal space, BlackRock advocates careful credit selection as the market must still navigate near-term uncertainty.

The opinions expressed are those of BlackRock as of October 31, 2021 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The S&P Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

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The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Fund had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Fund’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Fund Summary as of October 31, 2021	BlackRock MuniYield Fund, Inc. (MYD)

Investment Objective

BlackRock MuniYield Fund, Inc.’s (MYD) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade, or deemed to be of comparable quality by the investment adviser, at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MYD
Initial Offering Date	November 29, 1991
Yield on Closing Market Price as of October 31, 2021 ($14.37)(a)	4.47%
Tax Equivalent Yield(b)	7.55%
Current Monthly Distribution per Common Share(c)	$0.0535
Current Annualized Distribution per Common Share(c)	$0.6420
Leverage as of October 31, 2021(d)	37%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	10/31/21	04/30/21	Change	High	Low

Closing Market Price	$14.37	$14.62	(1.71)%	$15.52	$14.21
Net Asset Value	14.97	15.26	(1.90)	15.69	14.92

Performance

Returns for the period ended October 31, 2021 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	0.28%	7.87%	4.65%	6.70%
Fund at Market Price(a)(b)	0.48	13.55	4.94	6.06

Lipper General & Insured Municipal Debt Funds (Leveraged) at NAV(c)	0.71	7.59	4.57	6.33
Lipper General & Insured Municipal Debt Funds (Leveraged) at Market Price(c)	0.95	12.95	5.73	6.40
Bloomberg Municipal Bond Index(d)(e)	0.01	2.64	3.41	3.88
National Customized Reference Benchmark(f)	0.25	3.42	3.70	N/A

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.
(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(e)

The Fund is presenting the performance of a broad-based securities market index (“broad-based index”) to satisfy SEC reporting requirements. The broad-based index is presented only for informational purposes, as the Fund is actively managed and does not seek to track or replicate the performance of the broad-based index or any other index.

(f)

The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). Effective October 1, 2021, the Fund changed its benchmark against which it measures its performance from Lipper General & Insured Municipal Debt Funds (Leveraged) to the National Customized Reference Benchmark.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

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Fund Summary as of October 31, 2021 (continued)	BlackRock MuniYield Fund, Inc. (MYD)

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds produced flat returns in the past six months. After performing well in the span from May 2021 through July 2021, municipal bonds lost ground in the second half of the period on concerns that the Fed was set to begin tapering its stimulative quantitative easing policy and start raising interest rates in 2022. In a continuation of a trend that has been in place since mid-2020, lower-rated issues outperformed higher-quality securities amid investors’ continued search for yield.

Income was a key contributor to performance since overall price action was slightly negative. Positions in longer-dated bonds on the lower end of the investment-grade spectrum, especially those rated A and BBB, contributed to performance. Holdings in non-investment grade and unrated securities also added value, as strong investor risk appetites buoyed the prices of lower-rated debt. At the sector level, tax-backed, tobacco, corporate and education issues performed well, as did residential and commercial land development projects. Yield curve positioning was an additional positive due to holdings in longer-dated securities, where prices remained relatively stable compared to the intermediate maturity range.

The Fund used U.S. Treasury futures in an effort to manage interest rate risk, which was a slight detractor to Fund performance. An allocation to the housing sector also detracted somewhat late in the reporting period as rates rose.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2021 (continued)	BlackRock MuniYield Fund, Inc. (MYD)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	10/31/21	04/30/21

Transportation	24%	22%
State	16	19
Health	16	14
County/City/Special District/School District	10	10
Utilities	10	11
Education	8	7
Tobacco	7	8
Corporate	6	6
Housing	3	3

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2021	4%
2022	6
2023	6
2024	7
2025	6

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	10/31/21	04/30/21

AAA/Aaa	5%	5%
AA/Aa	36	36
A	27	25
BBB/Baa	15	16
BB/Ba	5	5
B	2	2
C	—	1
N/R(e)	10	10

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2021 and April 30, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 3%, respectively, of the Fund’s total investments.

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Fund Summary as of October 31, 2021	BlackRock MuniYield Quality Fund, Inc. (MQY)

Investment Objective

BlackRock MuniYield Quality Fund, Inc.’s (MQY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests in municipal bonds which are in the three highest quality rating categories (A or better), or which are deemed to be of comparable quality by the adviser, at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MQY
Initial Offering Date	June 26, 1992
Yield on Closing Market Price as of October 31, 2021 ($16.12)(a)	4.69%
Tax Equivalent Yield(b)	7.92%
Current Monthly Distribution per Common Share(c)	$0.0630
Current Annualized Distribution per Common Share(c)	$0.7560
Leverage as of October 31, 2021(d)	37%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	10/31/21	04/30/21	Change	High	Low

Closing Market Price	$16.12	$15.92	1.26%	$17.08	$15.92
Net Asset Value	16.22	16.57	(2.11)	16.87	16.18

Performance

Returns for the period ended October 31, 2021 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	0.15%	6.16%	5.08%	6.55%
Fund at Market Price(a)(b)	3.60	7.58	6.11	6.81

Lipper General & Insured Municipal Debt Funds (Leveraged) at NAV(c)	0.71	7.59	4.57	6.33
Lipper General & Insured Municipal Debt Funds (Leveraged) at Market Price(c)	0.95	12.95	5.73	6.40
Bloomberg Municipal Bond Index(d)(e)	0.01	2.64	3.41	3.88
National Customized Reference Benchmark(f)	0.25	3.42	3.70	N/A

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.
(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(e)

The Fund is presenting the performance of a broad-based securities market index (“broad-based index”) to satisfy SEC reporting requirements. The broad-based index is presented only for informational purposes, as the Fund is actively managed and does not seek to track or replicate the performance of the broad-based index or any other index.

(f)

The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). Effective October 1, 2021, the Fund changed its benchmark against which it measures its performance from Lipper General & Insured Municipal Debt Funds (Leveraged) to the National Customized Reference Benchmark.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

F U N D S U M M A R Y	9

Fund Summary as of October 31, 2021 (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds produced flat returns in the past six months. After performing well in the span from May 2021 through July 2021, municipal bonds lost ground in the second half of the period on concerns that the Fed was set to begin tapering its stimulative quantitative easing policy and start raising interest rates in 2022. In a continuation of a trend that has been in place since mid-2020, lower-rated issues outperformed higher-quality securities amid investors’ continued search for yield.

The Fund’s positions in bonds further down the credit spectrum contributed to performance. High-yield issues posted the strongest returns, led by allocations to the tobacco sector and Puerto Rico. Within the investment grade space, the health care and transportation sectors outperformed. Yield curve positioning was also a positive, as holdings in longer-term bonds outperformed and added incremental yield to the Fund’s return.

The Fund used U.S. Treasury futures in an effort to manage interest rate risk, which detracted from Fund performance due to the rally in longer-term debt. Holdings in short-term, pre-refunded bonds also hurt results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Fund Summary as of October 31, 2021 (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	10/31/21		04/30/21

Transportation	24%		23%
County/City/Special District/School District	19		17
Health	15		15
State	12		15
Housing	8		7
Utilities	8		9
Education	8		8
Tobacco	3		4
Corporate	3		2
Other	—	(c)	—	(c)

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	10/31/21		04/30/21

AAA/Aaa	5%		5%
AA/Aa	41		44
A	30		28
BBB/Baa	12		11
BB/Ba	4		3
B	—	(c)	—	(c)
CCC/Caa	—	(c)	—	(c)
C	—		—	(c)
N/R(f)	8		9

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(d)	Percentage

2021	2%
2022	6
2023	7
2024	7
2025	7

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 1% of total investments.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2021 and April 30, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and 1%, respectively, of the Fund’s total investments.

F U N D S U M M A R Y	11

Fund Summary as of October 31, 2021	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Investment Objective

BlackRock MuniYield Quality Fund II, Inc.’s (MQT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S federal alternative minimum tax). The Fund invests in municipal bonds which are in the three highest quality rating categories (A or better), or are deemed to be of comparable quality by the investment adviser at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MQT
Initial Offering Date	August 28, 1992
Yield on Closing Market Price as of October 31, 2021 ($14.14)(a)	4.58%
Tax Equivalent Yield(b)	7.74%
Current Monthly Distribution per Common Share(c)	$ 0.0540
Current Annualized Distribution per Common Share(c)	$ 0.6480
Leverage as of October 31, 2021(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	10/31/21	04/30/21	Change	High	Low

Closing Market Price	$14.14	$13.92	1.58%	$15.17	$13.92
Net Asset Value	14.28	14.58	(2.06)	14.85	14.24

Performance

Returns for the period ended October 31, 2021 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	0.14%	5.97%	4.90%	6.65%

Fund at Market Price(a)(b)	3.86	13.47	6.31	6.99
Lipper General & Insured Municipal Debt Funds (Leveraged) at NAV(c)	0.71	7.59	4.57	6.33
Lipper General & Insured Municipal Debt Funds (Leveraged) at Market Price(c)	0.95	12.95	5.73	6.40
Bloomberg Municipal Bond Index(d)(e)	0.01	2.64	3.41	3.88
National Customized Reference Benchmark(f)	0.25	3.42	3.70	N/A

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.
(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(e)

The Fund is presenting the performance of a broad-based securities market index (“broad-based index”) to satisfy SEC reporting requirements. The broad-based index is presented only for informational purposes, as the Fund is actively managed and does not seek to track or replicate the performance of the broad-based index or any other index.

(f)

The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). Effective October 1, 2021, the Fund changed its benchmark against which it measures its performance from Lipper General & Insured Municipal Debt Funds (Leveraged) to the National Customized Reference Benchmark.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

12	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021 (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds produced flat returns in the past six months. After performing well in the span from May 2021 through July 2021, municipal bonds lost ground in the second half of the period on concerns that the Fed was set to begin tapering its stimulative quantitative easing policy and start raising interest rates in 2022. In a continuation of a trend that has been in place since mid-2020, lower-rated issues outperformed higher-quality securities amid investors’ continued search for yield.

The Fund’s positions in bonds further down the credit spectrum contributed to performance. High-yield issues posted the strongest returns, led by allocations to the tobacco sector and Puerto Rico. Within the investment grade space, the health care and transportation sectors outperformed. Yield curve positioning was also a positive, as holdings in longer-term bonds outperformed and added incremental yield to the Fund’s return.

The Fund used U.S. Treasury futures in an effort to manage interest rate risk, which detracted from Fund performance due to the rally in longer-term debt. Holdings in short-term, pre-refunded bonds also hurt results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	13

Fund Summary as of October 31, 2021 (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	10/31/21	04/30/21

Transportation	29%	28%
County/City/Special District/School District	19	17
Health	17	16
State	11	14
Utilities	8	9
Housing	6	6
Education	5	5
Tobacco	3	3
Corporate	2	2
Other	—	—	(c)

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	10/31/21	04/30/21

AAA/Aaa	4%	4%
AA/Aa	39	42
A	32	30
BBB/Baa	11	11
BB/Ba	3	2
B	—	—	(c)
N/R(f)	11	11

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(d)	Percentage

2021	2%
2022	6
2023	8
2024	8
2025	7

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 1% of total investments.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2021 and April 30, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and 1%, respectively, of the Fund’s total investments.

14	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) October 31, 2021	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 1.9%
County of Jefferson Alabama Sewer Revenue, Refunding RB
Series A, Senior Lien, (AGM), 5.00%, 10/01/44	$1,665	$1,815,704
Series A, Senior Lien, (AGM), 5.25%, 10/01/48	3,175	3,469,745
Series D, Sub Lien, 6.00%, 10/01/42	7,410	8,365,512

		13,650,961

Arizona — 3.0%
Glendale Industrial Development Authority, RB 5.00%, 05/15/41	190	217,126
5.00%, 05/15/56	750	838,583
Industrial Development Authority of the City of Phoenix, RB, Series A, 5.00%, 07/01/46(a)	3,575	3,903,453
Salt Verde Financial Corp., RB 5.00%, 12/01/32	7,365	9,489,641
5.00%, 12/01/37	5,000	6,840,855

		21,289,658

Arkansas — 1.0%
Arkansas Development Finance Authority, RB 5.00%, 12/01/47	1,120	1,348,638
Series A, AMT, 4.50%, 09/01/49(a)	5,230	5,691,192

		7,039,830

California — 4.4%
California Educational Facilities Authority, RB, Series V-1, 5.00%, 05/01/49	4,455	6,794,427
California Health Facilities Financing Authority, Refunding RB
Series A, 5.00%, 07/01/33	2,560	2,751,916
Series A, 4.00%, 04/01/45	820	924,514
California Municipal Finance Authority, RB, S/F Housing
Series A, 5.25%, 08/15/39	305	325,362
Series A, 5.25%, 08/15/49	770	815,690
California Pollution Control Financing Authority, RB, Series A, AMT, 5.00%, 11/21/45(a)	1,650	1,717,530
California State Public Works Board, RB, Series I, 5.00%, 11/01/38	1,605	1,745,746
California Statewide Financing Authority, RB, Series A, 6.00%, 05/01/43	3,285	3,293,695
City of Los Angeles Department of Airports, Refunding ARB
Series A, AMT, 5.00%, 05/15/31	715	932,525
Series A, AMT, 5.00%, 05/15/32	860	1,113,736
Series A, AMT, 5.00%, 05/15/33	850	1,096,803
Series A, AMT, 5.00%, 05/15/38	605	763,817
Series A, AMT, 5.00%, 05/15/39	650	819,687
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 5.25%, 06/01/47	1,140	1,169,505
Series A-2, 5.00%, 06/01/47	4,525	4,635,197
State of California, GO, (AMBAC), 5.00%, 04/01/31	10	10,035
State of California, Refunding GO, 3.00%, 12/01/46	1,045	1,112,973
Stockton Public Financing Authority, RB, Series A, 6.25%, 10/01/23(b)	740	824,438

		30,847,596

Security	Par (000)	Value

Colorado — 1.7%
Arapahoe County School District No.6 Littleton, GO, Series A, (SAW), 5.50%, 12/01/43	$2,635	$3,364,365
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	3,735	4,200,560
Denver Connection West Metropolitan District, GO, Series A, 5.38%, 08/01/47	1,250	1,309,114
State of Colorado, COP, Series O, 4.00%, 03/15/44	2,695	3,086,810

		11,960,849

Connecticut — 0.7%
State of Connecticut Special Tax Revenue, RB
Series A, 4.00%, 05/01/36	690	812,984
Series A, 4.00%, 05/01/39	440	512,666
State of Connecticut, GO, Series A, 4.00%, 01/15/38	3,080	3,616,056

		4,941,706

Delaware — 0.4%
Delaware Transportation Authority, RB, 5.00%, 06/01/55	2,430	2,736,642

District of Columbia — 7.3%
District of Columbia, Refunding RB 5.00%, 04/01/35	910	1,084,171
5.00%, 10/01/48	4,875	5,804,979
District of Columbia, TA, 5.13%, 06/01/41	4,440	4,455,323
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB
Series A, AMT, 4.00%, 10/01/37	715	835,877
Series A, AMT, 4.00%, 10/01/38	715	835,214
Series A, AMT, 4.00%, 10/01/39	1,060	1,236,788
Series A, AMT, 4.00%, 10/01/40	860	1,000,946
Series A, AMT, 4.00%, 10/01/41	795	923,604
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB
Series A, 5.00%, 10/01/53	4,240	4,308,201
Series B, Subordinate, 4.00%, 10/01/49	1,615	1,798,884
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, CAB(c)
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/31	8,350	6,872,559
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/32	15,000	11,967,915
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/33	13,410	10,392,696

		51,517,157

Florida — 4.1%
Alachua County Health Facilities Authority, RB, Series A, 5.00%, 12/01/44	4,825	5,423,807
Capital Projects Finance Authority, Refunding RB
Series A-1, 5.00%, 10/01/32	405	501,519
Series A-1, 5.00%, 10/01/33	455	560,956
Series A-1, 5.00%, 10/01/34	455	558,901
Series A-1, 5.00%, 10/01/35	150	183,669
Collier County Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	2,790	3,137,014
County of Lee Florida Airport Revenue, RB, Series B, 5.00%, 10/01/46	2,665	3,293,860
County of Miami-Dade Florida Aviation Revenue, Refunding RB
Series A, 4.00%, 10/01/37	680	799,545
Series A, 4.00%, 10/01/38	680	797,522
Series A, 4.00%, 10/01/39	505	591,247
Florida Development Finance Corp., RB(a) Series A, 5.00%, 06/15/40	455	523,047

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Florida Development Finance Corp., RB(a) (continued)
Series A, 5.00%, 06/15/50	$1,510	$1,707,455
Series A, 5.00%, 06/15/55	905	1,022,615
Santa Rosa Bay Bridge Authority, RB, 6.25%, 07/01/28(d)(e)	3,037	2,711,453
Sarasota County Florida Utility System Revenue, RB
Series A, 5.00%, 10/01/45	905	1,140,262
Series A, 5.00%, 10/01/50	1,360	1,693,169
Volusia County Educational Facility Authority, Refunding RB, 5.00%, 10/15/49	3,695	4,456,728

		29,102,769

Georgia — 2.4%
Gainesville & Hall County Hospital Authority, Refunding RB, Series A, (GTD), 5.50%, 02/15/25(b)	1,075	1,249,172
Georgia Housing & Finance Authority, RB, S/F Housing, Series B, 2.50%, 06/01/50	1,510	1,498,778
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/35	1,040	1,397,009
Series A, 5.00%, 05/15/36	1,040	1,411,003
Series A, 5.00%, 05/15/37	1,145	1,567,550
Series A, 5.00%, 05/15/38	630	870,615
Series A, 5.00%, 05/15/49	2,100	3,025,921
Municipal Electric Authority of Georgia, RB, 4.00%, 01/01/49	3,290	3,620,257
Municipal Electric Authority of Georgia, Refunding RB
Series A, 4.00%, 01/01/51	465	529,250
Sub-Series A, 4.00%, 01/01/49	1,285	1,415,972

		16,585,527

Idaho — 1.4%
Power County Industrial Development Corp., RB, AMT, 6.45%, 08/01/32	10,000	10,042,690

Illinois — 10.0%
Chicago Board of Education, GO
Series C, 5.25%, 12/01/35	3,095	3,429,768
Series D, 5.00%, 12/01/46	4,040	4,393,159
Series H, 5.00%, 12/01/36	460	537,951
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	1,365	1,586,131
Series D, 5.00%, 12/01/25	1,735	2,016,001
Series D, 5.00%, 12/01/31	1,000	1,179,469
Series F, 5.00%, 12/01/22	1,305	1,366,138
Series G, 5.00%, 12/01/34	455	531,837
Chicago O’Hare International Airport, Refunding RB, Series A, Senior Lien, 4.00%, 01/01/37	1,960	2,276,724
Chicago Transit Authority Sales Tax Receipts Fund, RB, 5.25%, 12/01/21(b)	2,130	2,138,735
Cook County Community College District No. 508, GO, 5.50%, 12/01/38	1,635	1,775,361
Illinois Finance Authority, RB
Series A, 5.00%, 02/15/47	500	563,063
Series A, 5.00%, 02/15/50	270	302,746
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/45	2,705	3,378,229
Series C, 5.00%, 01/01/37	5,815	6,569,979
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	1,835	2,118,722

Security	Par (000)	Value

Illinois (continued)
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	$2,830	$3,132,066
Metropolitan Pier & Exposition Authority, Refunding RB, CAB(c)
Series B, (AGM), 0.00%, 06/15/43	10,925	6,088,109
Series B, (AGM), 0.00%, 06/15/47	27,225	13,143,359
State of Illinois, GO
5.50%, 07/01/38	4,000	4,291,780
5.00%, 02/01/39	3,195	3,467,096
Series A, 5.00%, 04/01/38	2,510	2,654,681
State of Illinois, Refunding GO, Series B, 5.00%, 10/01/28	1,000	1,212,511
University of Illinois, RB, Series A, 5.00%, 04/01/44	2,045	2,245,242

		70,398,857

Indiana — 2.0%
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	1,635	1,797,571
AMT, 7.00%, 01/01/44	3,950	4,350,874
Indiana Finance Authority, RB(b)
Series A, AMT, 5.00%, 07/01/23	3,925	4,218,668
Series A, AMT, 5.25%, 07/01/23	840	906,623
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	2,580	2,717,086

		13,990,822

Iowa — 1.0%
Iowa Finance Authority, Refunding RB
5.25%, 12/01/25	940	1,022,805
Series B, 5.25%, 12/01/50(f)	5,720	6,224,807

		7,247,612

Kentucky — 1.2%
Kentucky Economic Development Finance Authority, RB, Series A, 5.25%, 01/01/23(b)	2,055	2,174,634
Kentucky Economic Development Finance Authority, Refunding RB, Series A, (AGM), 5.00%, 12/01/45	2,625	3,170,404
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Series C, Convertible, 6.75%, 07/01/43(g)	2,485	3,016,822

		8,361,860

Louisiana — 1.9%
Louisiana Public Facilities Authority, Refunding RB, 5.00%, 04/01/45	5,500	6,805,320
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 05/15/31	635	636,399
Series A, 5.25%, 05/15/32	2,240	2,292,593
Series A, 5.25%, 05/15/33	2,430	2,486,838
Series A, 5.25%, 05/15/35	1,025	1,091,200

		13,312,350

Maryland — 0.8%
County of Prince George’s Maryland, ARB, 5.20%, 07/01/34	1,162	1,163,943
Maryland Health & Higher Educational Facilities Authority, RB, Series 2017, 5.00%, 12/01/46	880	1,057,572
Maryland State Transportation Authority, Refunding RB, Series A, 2.50%, 07/01/47	3,680	3,546,357

		5,767,872

16	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Massachusetts — 1.8%
Massachusetts Bay Transportation Authority, Refunding RB, Series A-1, 5.25%, 07/01/29	$3,250	$4,237,198
Massachusetts Housing Finance Agency, RB, M/F Housing
Series C-1, 3.15%, 12/01/49	1,165	1,182,426
Series C-1, 3.25%, 12/01/54	4,280	4,348,039
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/51	2,325	2,892,895

		12,660,558

Michigan — 2.6%
City of Detroit Michigan Sewage Disposal System Revenue, Refunding RB, Series A, Senior Lien, 5.25%, 07/01/22(b)	8,995	9,295,802
Michigan Finance Authority, Refunding RB, Series A, 4.00%, 12/01/49	1,710	1,924,152
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 2.70%, 10/01/56	1,995	1,961,813
Michigan State University, Refunding RB, Series B, 5.00%, 02/15/48	2,105	2,591,310
Michigan Strategic Fund, RB, AMT, 5.00%, 06/30/48	2,255	2,646,375

		18,419,452

Minnesota — 1.1%
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	2,160	2,368,403
Series A, 5.25%, 02/15/53	4,315	5,111,769

		7,480,172

Missouri — 2.2%
Health & Educational Facilities Authority of the State of Missouri, RB, 4.00%, 06/01/53	6,030	6,717,595
Health & Educational Facilities Authority of the State of Missouri, Refunding RB
5.50%, 05/01/43	510	540,171
Series A, 4.00%, 07/01/46	1,250	1,447,663
Series C, 5.00%, 11/15/47	5,470	6,439,771

		15,145,200

Nebraska — 0.4%
Central Plains Energy Project, RB 5.25%, 09/01/37	1,670	1,736,665
5.00%, 09/01/42	925	960,212

		2,696,877

New Hampshire(a) — 0.7%
New Hampshire Business Finance Authority, Refunding RB
Series B, 4.63%, 11/01/42	3,205	3,338,142
Series C, AMT, 4.88%, 11/01/42	1,665	1,740,911

		5,079,053

New Jersey — 13.3%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	3,490	3,860,998
5.25%, 11/01/44	3,180	3,463,532
Hudson County Improvement Authority, RB, 4.00%, 10/01/46	3,470	3,991,801
New Jersey Economic Development Authority, RB 4.00%, 11/01/38	1,075	1,214,846
4.00%, 11/01/39	860	967,022
5.00%, 06/15/49	4,850	5,812,904
Series EEE, 5.00%, 06/15/48	7,780	9,303,130

Security	Par (000)	Value

New Jersey (continued)
New Jersey Economic Development Authority, RB (continued)
Series B, AMT, 6.50%, 04/01/31	$2,155	$2,437,755
New Jersey Economic Development Authority, Refunding ARB, AMT, 5.00%, 10/01/47	3,040	3,493,437
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.00%, 06/15/44	3,875	4,147,967
Series BB, 5.00%, 06/15/50	10,800	12,846,546
New Jersey Transportation Trust Fund Authority, RB, CAB, Series C, (AMBAC), 0.00%, 12/15/35(c)	7,395	5,377,585
New Jersey Turnpike Authority, RB
Series A, 5.00%, 07/01/22(b)	685	706,778
Series A, 4.00%, 01/01/42	1,530	1,776,709
Series E, 5.00%, 01/01/45	5,425	6,078,886
State of New Jersey, GO
Series A, 4.00%, 06/01/31	1,180	1,429,800
Series A, 3.00%, 06/01/32	2,715	3,018,792
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 06/01/46	5,120	6,128,425
Sub-Series B, 5.00%, 06/01/46	14,860	17,104,157

		93,161,070

New York — 15.2%
City of New York, GO, Series C, 5.00%, 08/01/42	2,330	2,923,908
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	4,070	4,098,864
Metropolitan Transportation Authority, RB
Series B, 5.25%, 11/15/38	4,960	5,447,355
Series B, 5.25%, 11/15/39	1,765	1,936,524
Metropolitan Transportation Authority, Refunding RB
Series C-1, 4.75%, 11/15/45	3,335	3,902,807
Series C-1, 5.00%, 11/15/50	1,085	1,286,032
Series C-1, 5.25%, 11/15/55	1,605	1,933,950
Monroe County Industrial Development Corp., Refunding RB
4.00%, 12/01/46	1,090	1,227,230
Series A, 4.00%, 07/01/50	2,240	2,571,417
New York City Housing Development Corp., RB, M/F Housing
Series A, 3.00%, 11/01/55	2,220	2,251,337
Series F-1, (FHA), 2.40%, 11/01/46	5,310	5,054,419
Series F-1, (FHA), 2.50%, 11/01/51	3,660	3,597,410
New York City Industrial Development Agency, Refunding RB
Series A, Class A, (AGM), 3.00%, 01/01/37	455	489,452
Series A, Class A, (AGM), 3.00%, 01/01/39	455	487,572
Series A, Class A, (AGM), 3.00%, 01/01/40	320	341,834
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Sub-Series E-1, 5.00%, 02/01/42	4,235	4,282,479
Series C, Subordinate, 4.00%, 05/01/45	2,275	2,619,116
Sub-Series C-1, Subordinate, 4.00%, 05/01/40	905	1,052,280
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(a)	3,500	3,549,458
New York Liberty Development Corp., Refunding RB 2.88%, 11/15/46	7,060	7,073,746
Series 1, Class 1, 5.00%, 11/15/44(a)	8,145	8,896,792
Series 2, Class 2, 5.15%, 11/15/34(a)	705	787,720
Series 2, Class 2, 5.38%, 11/15/40(a)	1,760	1,969,662
New York State Environmental Facilities Corp., RB, Series B, Subordinate, 5.00%, 06/15/48	3,750	4,599,311

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York State Urban Development Corp., RB
Series A, 4.00%, 03/15/49	$16,590	$18,924,296
Series A, 3.00%, 03/15/50	2,695	2,796,205
New York Transportation Development Corp., ARB, Series A, AMT, 5.25%, 01/01/50	1,525	1,693,787
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	750	926,389
AMT, 5.00%, 10/01/40	2,120	2,581,795
Triborough Bridge & Tunnel Authority, RB
Series A, 4.00%, 11/15/54	2,065	2,383,873
Series A, 5.00%, 11/15/54	1,770	2,205,201
Series A, 5.00%, 11/15/56	1,850	2,319,449
Westchester County Healthcare Corp., RB, Series A, Senior Lien, 5.00%, 11/01/44	421	459,171

		106,670,841

North Carolina — 1.3%
County of Union North Carolina Enterprise System Revenue, RB, 3.00%, 06/01/51	4,300	4,574,753
North Carolina Medical Care Commission, RB
Series A, 4.00%, 10/01/40	240	267,778
Series A, 5.00%, 10/01/40	360	433,762
Series A, 4.00%, 10/01/45	220	243,716
Series A, 5.00%, 10/01/45	640	767,526
Series A, 4.00%, 10/01/50	270	299,123
Series A, 5.00%, 10/01/50	720	853,526
University of North Carolina at Chapel Hill, RB, 5.00%, 02/01/49	1,130	1,700,888

		9,141,072

North Dakota — 0.3%
County of Cass North Dakota, Refunding RB, Series B, 5.25%, 02/15/58	2,000	2,362,872

Ohio — 4.2%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, Class 1, 4.00%, 06/01/37	610	698,837
Series A-2, Class 1, 4.00%, 06/01/38	610	694,966
Series A-2, Class 1, 4.00%, 06/01/39	610	692,931
Series A-2, Class 1, 4.00%, 06/01/48	1,605	1,774,819
Series B-2, Class 2, 5.00%, 06/01/55	7,005	7,871,659
County of Allen Ohio Hospital Facilities Revenue, Refunding RB, Series A, 4.00%, 11/01/44	4,160	4,374,827
County of Franklin Ohio, RB
Series 2017, 5.00%, 12/01/46	840	1,001,886
Series A, 6.13%, 07/01/22(b)	1,380	1,434,079
Series A, 4.00%, 12/01/49	1,060	1,211,484
County of Hamilton Ohio, Refunding RB 4.00%, 08/15/50	1,245	1,400,514
Series A, 3.75%, 08/15/50	2,190	2,385,206
County of Montgomery Ohio, Refunding RB, 4.00%, 08/01/46(h)	1,915	2,194,421
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(a)	1,545	1,772,246
State of Ohio, RB, AMT, 5.00%, 06/30/53	1,685	1,852,893

		29,360,768

Security	Par (000)	Value

Oklahoma — 1.8%
Oklahoma Development Finance Authority, RB, Series B, 5.50%, 08/15/57	$2,460	$2,993,960
Oklahoma Turnpike Authority, RB
Series A, 4.00%, 01/01/48	4,320	4,875,721
Series C, 4.00%, 01/01/42	4,115	4,666,097

		12,535,778

Oregon — 0.6%
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 27-A, AMT, 5.00%, 07/01/45	3,755	4,563,046

Pennsylvania — 3.8%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A, 5.00%, 05/01/42	5,250	5,360,140
Hospitals & Higher Education Facilities Authority of Philadelphia, RB, Series A, 5.63%, 07/01/42	1,325	1,363,319
Montgomery County Higher Education and Health Authority, Refunding RB
Series A, 5.00%, 09/01/43	2,610	3,155,443
Series A, 4.00%, 09/01/49	1,185	1,310,730
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	1,765	2,032,163
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	3,210	3,391,445
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/49	4,875	5,570,253
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	2,305	2,588,911
School District of Philadelphia, GO, Series A, (SAW), 4.00%, 09/01/46(h)	1,415	1,612,636

		26,385,040

Puerto Rico — 5.8%
Children’s Trust Fund, Refunding RB 5.50%, 05/15/39	1,430	1,465,119
5.63%, 05/15/43	1,430	1,446,466
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB
Series A, Senior Lien, 5.00%, 07/01/33	5,165	5,329,206
Series A, Senior Lien, 5.13%, 07/01/37	1,470	1,517,928
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	3,817	4,245,634
Series A-1, Restructured, 5.00%, 07/01/58	14,706	16,602,486
Series A-2, Restructured, 4.78%, 07/01/58	6,236	6,948,214
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(c)
Series A-1, Restructured, 0.00%, 07/01/46	8,495	2,766,838
Series A-1, Restructured, 0.00%, 07/01/51	1,547	364,452

		40,686,343

Rhode Island — 2.9%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 07/15/35(d)(e)	4,155	623,250
Tobacco Settlement Financing Corp., Refunding RB
Series B, 4.50%, 06/01/45	8,215	8,784,653
Series B, 5.00%, 06/01/50	9,875	10,814,813

		20,222,716

18	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

South Carolina — 3.9%
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/48	$6,455	$7,616,990
South Carolina Public Service Authority, RB, Series A, 5.50%, 12/01/54	8,090	9,020,204
South Carolina Public Service Authority, Refunding RB
Series A, 5.00%, 12/01/50	5,000	5,647,290
Series E, 5.25%, 12/01/55	4,550	5,233,183

		27,517,667

Tennessee — 1.1%
Chattanooga Health Educational & Housing Facility Board, RB, Series A, 5.25%, 01/01/23(b)	2,855	3,021,144
Chattanooga Health Educational & Housing Facility Board, Refunding RB, Series A, 4.00%, 08/01/44	330	371,354
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/40	1,440	1,675,257
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Series A, 5.25%, 10/01/58	2,025	2,416,054

		7,483,809

Texas — 5.6%
Central Texas Regional Mobility Authority, RB, Series E, Senior Lien, 4.00%, 01/01/50	4,525	5,067,570
Central Texas Regional Mobility Authority, Refunding RB, Sub Lien, 5.00%, 01/01/23(b)	725	764,774
City of Houston Texas Airport System Revenue, RB, Series B-1, AMT, 5.00%, 07/15/30	3,600	3,957,718
City of Houston Texas Airport System Revenue, Refunding RB, AMT, 5.00%, 07/01/29	1,765	1,911,709
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.00%, 02/01/48	2,440	2,991,479
Clifton Higher Education Finance Corp., RB, 6.00%, 08/15/43	1,525	1,659,543
Harris County Cultural Education Facilities Finance Corp., RB
Series B, 7.00%, 01/01/23(b)	485	522,894
Series B, 6.38%, 01/01/33	460	487,414
North Texas Tollway Authority, RB, CAB, Series B, 0.00%, 09/01/31(b)(c)	4,110	2,185,377
North Texas Tollway Authority, Refunding RB, Series A, 5.00%, 01/01/38	1,910	2,155,425
San Antonio Water System, Refunding RB, Series A, Junior Lien, 5.00%, 05/15/48	2,695	3,263,405
Tarrant County Cultural Education Facilities Finance Corp., RB, Series B, 5.00%, 07/01/48	9,585	11,505,834
Texas Transportation Commission, RB, Series A, 5.00%, 08/01/57	2,435	2,787,286

		39,260,428

Utah — 1.0%
County of Utah, RB
Series A, 4.00%, 05/15/43	450	519,204
Series A, 3.00%, 05/15/50	2,065	2,124,763

Security	Par (000)	Value

Utah (continued)
Salt Lake City Corp. Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/47	$1,920	$2,246,542
Series A, AMT, 5.00%, 07/01/48	1,845	2,181,825

		7,072,334

Vermont — 1.2%
Vermont Educational & Health Buildings Financing Agency, Refunding RB
5.00%, 11/01/49	3,640	4,511,816
4.00%, 11/01/50	3,275	3,742,166

		8,253,982

Virginia — 1.3%
James City County Economic Development Authority Refunding RB, Series A, 4.00%, 12/01/50	1,485	1,612,447
Virginia Small Business Financing Authority, RB
AMT, Senior Lien, 5.25%, 01/01/32	3,270	3,366,779
AMT, Senior Lien, 6.00%, 01/01/37	3,900	4,032,877

		9,012,103

Washington — 1.6%
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/43	3,120	3,622,595
Series C, AMT, 5.00%, 04/01/40	1,565	1,740,865
Washington Health Care Facilities Authority, RB, Series A, 5.75%, 01/01/23(b)	4,745	5,049,041
Washington Health Care Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	715	801,020

		11,213,521

West Virginia — 0.5%
West Virginia Parkways Authority, RB, Senior Lien, 4.00%, 06/01/51	3,050	3,548,916

Wisconsin(a) — 0.2%
Public Finance Authority, RB
Series A, 5.00%, 07/15/39	190	211,404
Series A, 5.00%, 07/15/49	720	790,506
Series A, 5.00%, 07/15/54	345	377,629

		1,379,539

Total Municipal Bonds — 119.6% (Cost: $760,382,982)		840,107,915

Municipal Bonds Transferred to Tender Option Bond Trusts(i)

California — 2.1%
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/42(j)	6,496	7,301,613
Sacramento Area Flood Control Agency, Refunding SAB, 5.00%, 10/01/47	6,494	7,650,079

		14,951,692

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Colorado — 2.1%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/48(j)	$4,775	$5,811,712
County of Adams Colorado, Refunding COP, 4.00%, 12/01/45	7,820	8,559,623

		14,371,335

District of Columbia — 2.2%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, (FHA), 4.10%, 09/01/39	10,265	11,239,266
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, (AGM), 4.00%, 10/01/53	3,779	4,270,062

		15,509,328

Georgia — 1.5%
Dalton Whitfield County Joint Development Authority, RB, 4.00%, 08/15/48	6,660	7,435,765
Georgia Housing & Finance Authority, Refunding RB, Series A, 3.60%, 12/01/44	3,037	3,234,280

		10,670,045

Illinois — 0.5%
Illinois Finance Authority, Refunding RB
Series C, 4.00%, 02/15/27(b)	6	6,515
Series C, 4.00%, 02/15/41	2,994	3,368,473

		3,374,988

Massachusetts — 0.7%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Series A, 4.00%, 06/01/45	4,333	4,715,080

New Jersey — 2.1%
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/51	13,080	15,053,310

New York — 11.7%
Hudson Yards Infrastructure Corp., RB, 5.75%, 02/15/47(j)	1,057	1,057,917
New York Liberty Development Corp., ARB, 5.25%, 12/15/43	21,629	21,750,789
New York Liberty Development Corp., Refunding RB, 5.75%, 11/15/51(j)	13,081	13,107,069
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	2,760	3,159,523
New York State Dormitory Authority, Refunding RB, Series D, 4.00%, 02/15/47	12,580	14,277,366
New York State Thruway Authority, Refunding RB, Series B, Subordinate, 4.00%, 01/01/50	6,065	6,867,254
New York State Urban Development Corp., RB, Series A, 4.00%, 03/15/46	13,980	15,707,201
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	5,400	6,221,704

		82,148,823

North Carolina — 0.9%
North Carolina Capital Facilities Finance Agency, Refunding RB, Series B, 5.00%, 10/01/25(b)	5,290	6,203,281

Ohio — 0.7%
Ohio State University, RB, 4.00%, 12/01/48	4,323	5,082,458

Security	Par (000)	Value

Pennsylvania — 0.8%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	$4,877	$5,892,924

Rhode Island — 0.5%
Narragansett Bay Commission, Refunding RB, Series A, 4.00%, 09/01/22(b)	3,272	3,374,808

Texas — 6.5%
Board of Regents of the University of Texas System, Refunding RB, Series B, 5.00%, 08/15/43	6,243	6,458,960
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23(b)	5,060	5,357,380
Lower Colorado River Authority, Refunding, RB, 4.00%, 05/15/43	4,335	4,412,981
Metropolitan Transit Authority of Harris County Sales & Use Tax Revenue, Refunding RB, Series A, 5.00%, 11/01/21(b)	6,920	6,920,000
San Antonio Public Facilities Corp., Refunding RB, 4.00%, 09/15/42	5,700	5,837,262
Texas Water Development Board, RB, Series A, 4.00%, 10/15/49	14,560	16,721,545

		45,708,128

Virginia — 2.4%
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 4.00%, 07/01/60(j)	4,496	5,169,884
Virginia Small Business Financing Authority, Refunding RB, Series A, 4.00%, 12/01/49	10,097	11,450,064

		16,619,948

Wisconsin — 1.9%
Wisconsin Health & Educational Facilities Authority, Refunding RB
4.00%, 12/01/46	5,950	6,601,469
4.00%, 12/15/49(j)	6,200	6,964,624

		13,566,093

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 36.6% (Cost: $244,826,310)		257,242,241

Total Long-Term Investments — 156.2% (Cost: $1,005,209,292)		1,097,350,156

20	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.5%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(k)(l)	3,293,061	$3,293,391

Total Short-Term Securities — 0.5% (Cost: $ 3,293,391)		3,293,391

Total Investments — 156.7% (Cost: $ 1,008,502,683)		1,100,643,547

Other Assets Less Liabilities — 0.9%		6,595,999

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (21.9)%		(153,797,385)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (35.7)%		(251,088,960)

Net Assets Applicable to Common Shares — 100.0%		$702,353,201

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Zero-coupon bond.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Non-income producing security.
(f)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(g)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(h)	When-issued security.
(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between April 1, 2025 to November 15, 2051, is $22,120,570. See Note 4 of the Notes to Financial Statements for details.

(k)	Affiliate of the Fund.
(l)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$650,459	$2,643,556	(a)	$—	$(624)	$—	$3,293,391	3,293,061	$129	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	86	12/21/21	$11,236	$195,835
U.S. Long Bond	68	12/21/21	10,935	106,784
5-Year U.S. Treasury Note	53	12/31/21	6,450	85,576

				$388,195

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniYield Fund, Inc. (MYD)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$388,195	$—	$388,195

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(1,822,574)	$—	$(1,822,574)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$581,972	$—	$581,972

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$29,391,910

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$840,107,915	$—	$840,107,915
Municipal Bonds Transferred to Tender Option Bond Trusts	—	257,242,241	—	257,242,241
Short-Term Securities
Money Market Funds	3,293,391	—	—	3,293,391

	$3,293,391	$1,097,350,156	$—	$1,100,643,547

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$388,195	$—	$—	$388,195

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

22	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniYield Fund, Inc. (MYD)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(153,765,259)	$—	$(153,765,259)
VRDP Shares at Liquidation Value	—	(251,400,000)	—	(251,400,000)

	$—	$(405,165,259)	$—	$(405,165,259)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) October 31, 2021	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 0.8%
Homewood Educational Building Authority, Refunding RB
Series A, 5.00%, 12/01/34	$1,145	$1,362,018
Series A, 5.00%, 12/01/47	1,010	1,169,158
Selma Industrial Development Board, RB, Series A, 5.38%, 12/01/35	545	546,722
Southeast Energy Authority A Cooperative District, RB, Series B, 4.00%, 12/01/51(a)	5,050	6,033,619

		9,111,517

Arizona — 9.3%
Arizona Board of Regents, RB, Series A, 4.00%, 07/01/42	1,000	1,171,588
Arizona Board of Regents, Refunding COP, Series C, 5.00%, 06/01/22(b)	2,595	2,667,024
Arizona Health Facilities Authority, Refunding RB
Series A, 5.00%, 02/01/42	1,000	1,011,209
Series A, 5.00%, 12/01/42	2,785	3,130,488
Arizona Industrial Development Authority, RB
4.38%, 07/01/39(c)	875	947,435
5.00%, 07/01/54(c)	615	673,467
7.10%, 01/01/55(c)	250	252,075
Series A, 5.00%, 07/01/39(c)	1,280	1,345,563
Series A, (BAM), 5.00%, 06/01/49	2,500	3,009,202
Series A, 5.00%, 07/01/49(c)	1,445	1,507,564
Series A, 5.00%, 07/15/49(c)	1,000	1,107,092
Series A, 5.00%, 12/15/49(c)	250	281,779
Series A, 4.00%, 02/01/50	2,635	2,940,897
Series A, 5.00%, 07/01/54(c)	1,110	1,156,298
Arizona Industrial Development Authority, Refunding RB
Series A, 5.13%, 07/01/37(c)	500	570,607
Series A, 5.38%, 07/01/50(c)	1,645	1,871,742
Series A, 5.50%, 07/01/52(c)	600	645,719
Series G, 5.00%, 07/01/47(c)	2,360	2,708,036
Series S, (SD CRED PROG), 5.00%, 07/01/37	750	898,091
City of Buckeye Arizona, RB, (ST INTERCEPT), 5.00%, 07/01/43	4,000	4,563,812
City of Goodyear Arizona Water & Sewer Revenue, RB, 2nd Series, Subordinate, (AGM), 4.00%, 07/01/45	250	286,589
City of Lake Havasu City Arizona Wastewater System Revenue, RB, Series B, (AGM), 5.00%, 07/01/40	3,500	3,963,354
City of Mesa Arizona Utility System Revenue, RB, 5.00%, 07/01/42	3,000	3,676,614
City of Phoenix Civic Improvement Corp., ARB Series A, AMT, 5.00%, 07/01/42	3,000	3,540,855
Junior Lien, 3.00%, 07/01/49	1,500	1,543,353
City of Phoenix Civic Improvement Corp., RB Series B, (BHAC-CR FGIC), 5.50%, 07/01/41	100	152,123
Series A, Junior Lien, 4.00%, 07/01/39	1,300	1,508,434
City of Phoenix Civic Improvement Corp., Refunding RB
AMT, Senior Lien, 5.00%, 07/01/32	700	751,509
Series D, Junior Lien, 4.00%, 07/01/40	1,000	1,130,091
Florence Town, Inc. Industrial Development Authority, RB, 6.00%, 07/01/43	500	526,029

Security	Par (000)	Value

Arizona (continued)
Glendale Industrial Development Authority, RB, 5.00%, 05/15/56	$825	$922,442
Industrial Development Authority of the City of Phoenix, RB
6.63%, 07/01/23(b)	500	552,617
Series A, 5.00%, 07/01/44	2,000	2,173,682
Series A, 6.75%, 07/01/44(c)	440	503,933
Series A, 5.00%, 07/01/46(c)	1,570	1,714,244
Industrial Development Authority of the City of Phoenix, Refunding RB
5.00%, 07/01/45(c)	500	537,209
5.00%, 07/01/46	500	549,130
Industrial Development Authority of the County of Pima, RB(c)
5.00%, 06/15/47	2,215	2,242,012
5.00%, 07/01/49	1,150	1,203,268
Industrial Development Authority of the County of Pima, Refunding RB
5.00%, 06/15/49(c)	1,985	2,080,556
5.00%, 06/15/52(c)	530	554,745
Series A, 4.00%, 09/01/29	1,000	1,044,093
Industrial Development Authority of the County of Yavapai, Refunding RB, 4.00%, 08/01/43	1,650	1,851,381
Kyrene Elementary School District No.28, GO
Series B, 5.50%, 07/01/29	480	521,555
Series B, 5.50%, 07/01/30	400	434,629
Maricopa County Industrial Development Authority, RB
5.00%, 07/01/47	1,000	1,118,433
4.00%, 07/01/50	1,500	1,686,900
Series A, 4.00%, 01/01/41	4,745	5,382,510
Maricopa County Industrial Development Authority, Refunding RB
5.00%, 07/01/39(c)	545	634,996
5.00%, 07/01/47(c)	1,000	1,096,596
5.00%, 07/01/54(c)	1,500	1,699,396
Series A, 5.00%, 09/01/36	1,525	1,874,898
Series A, 5.00%, 01/01/38	500	596,560
Series A, 4.13%, 09/01/38	550	626,694
Series A, 4.13%, 09/01/42	750	852,334
Series A, 5.00%, 09/01/42	1,000	1,217,158
Maricopa County Unified School District No.11-Peoria, GO, (AGM), 5.00%, 07/01/35	1,250	1,433,840
McAllister Academic Village LLC, Refunding RB, 5.00%, 07/01/39	500	589,179
Northern Arizona University, RB, 5.00%, 08/01/23(b)	3,000	3,246,234
Phoenix-Mesa Gateway Airport Authority, ARB, AMT, 5.00%, 07/01/38	3,600	3,707,388
Pinal County Industrial Development Authority, RB, AMT, 6.25%, 06/01/26	245	260,244
Salt River Project Agricultural Improvement & Power District, Refunding RB
5.00%, 01/01/38	2,000	2,456,820
Series A, 5.00%, 12/01/41	2,000	2,289,492
Salt Verde Financial Corp., RB
5.50%, 12/01/29	2,000	2,577,208
5.00%, 12/01/32	155	199,714
5.00%, 12/01/37	2,500	3,420,427

24	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Arizona (continued)
Student & Academic Services LLC, RB, (BAM), 5.00%, 06/01/39	$1,400	$1,546,688
Town of Queen Creek Arizona Excise Tax Revenue, RB
4.00%, 08/01/50	1,700	1,967,248
Series A, 5.00%, 08/01/42	750	920,997
University of Arizona, Refunding RB, 5.00%, 06/01/39	2,050	2,410,779

		110,236,868

Arkansas — 0.4%
Arkansas Development Finance Authority, RB, Series A, AMT, 4.50%, 09/01/49(c)	4,885	5,315,769

California — 11.8%
ABC Unified School District, GO, Series C, (NPFGC-IBC FGIC), 0.00%, 08/01/34(d)	1,215	938,471
Alvord Unified School District, Refunding GO, Series B, (AGM), 0.00%, 08/01/41(d)	1,175	647,653
Anaheim Public Financing Authority, RB, Series A, (AGM), 6.00%, 09/01/24	3,505	3,878,279
California Community Housing Agency, RB, M/F Housing(c)
Series A, 5.00%, 04/01/49	320	359,126
Series A-2, 4.00%, 08/01/47	2,050	2,104,768
California Health Facilities Financing Authority, Refunding RB
Series A, 5.00%, 07/01/37	1,090	1,169,663
Sub-Series A-2, 5.00%, 11/01/47	1,770	2,594,016
California Housing Finance, RB, M/F Housing, Series 2021-1, Class A, 3.50%, 11/20/35	1,259	1,456,817
California Municipal Finance Authority, Refunding RB, Series A, 5.00%, 02/01/42	145	170,596
California State Public Works Board, RB
Series F, 5.25%, 09/01/33	835	906,981
Series I, 5.50%, 11/01/31	1,000	1,101,654
California Statewide Communities Development Authority, RB, Series A, 5.00%, 04/01/42	3,480	3,549,179
California Statewide Communities Development Authority, Refunding RB
Series A, 5.00%, 06/01/36(c)	1,360	1,539,633
Series A, 5.00%, 06/01/46(c)	1,680	1,871,538
Series A, 4.00%, 12/01/53	2,300	2,392,253
Carlsbad Unified School District, GO, Series B, 6.00%, 05/01/34	5,000	5,669,920
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 3.50%, 06/01/36	2,315	2,355,566
Series A-1, 5.00%, 06/01/47	2,105	2,156,263
Series A-2, 5.00%, 06/01/47	1,690	1,731,156
Grossmont Union High School District, GO, CAB, 0.00%, 08/01/31(d)	5,000	4,192,155
Grossmont-Cuyamaca Community College District, GO, CAB, Series C, (AGC), 0.00%, 08/01/30(d)	10,030	8,661,667
Hartnell Community College District, GO, CAB, Series D, 7.00%, 08/01/34	4,125	5,294,982
Kern Community College District, GO, Series C, 5.50%, 11/01/23(b)	1,620	1,787,401

Security	Par (000)	Value

California (continued)
Mount San Antonio Community College District, Refunding GO, CAB, Series A, Convertible, 6.25%, 08/01/43	$4,445	$5,131,308
Norman Y Mineta San Jose International Airport SJC, Refunding RB
Series A, AMT, 5.00%, 03/01/36	975	1,168,648
Series A, AMT, 5.00%, 03/01/37	1,075	1,286,274
Poway Unified School District, Refunding GO, CAB, Series B, 0.00%, 08/01/36(d)	8,750	6,326,451
Regents of the University of California Medical Center Pooled Revenue, Refunding RB
Series J, 5.25%, 05/15/23(b)	2,905	3,126,265
Series J, 5.25%, 05/15/38	825	886,358
Rio Hondo Community College District, GO, CAB(d)
Series C, 0.00%, 08/01/37	4,005	2,840,414
Series C, 0.00%, 08/01/38	5,000	3,445,365
San Bernardino Community College District, GO, CAB, Series B, 6.38%, 08/01/34	10,000	11,642,280
San Diego Community College District, GO, CAB(d)
0.00%, 08/01/31	2,145	1,346,324
0.00%, 08/01/32	2,680	1,579,721
San Diego Unified School District, GO, CAB(d)
Series C, Election 2008, 0.00%, 07/01/38	3,800	2,657,724
Series G, Election 2008, 0.00%, 01/01/24(b)	7,295	3,763,667
San Diego Unified School District, Refunding GO, CAB(d)
Series R-1, 0.00%, 07/01/30	5,000	4,353,220
Series R-1, 0.00%, 07/01/31	3,005	2,550,416
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
Series A, AMT, 5.50%, 05/01/28	1,065	1,143,697
Series A, AMT, 5.25%, 05/01/33	830	886,982
Series A, AMT, 5.00%, 05/01/49	795	958,182
San Mateo County Community College District, GO, CAB, Series C, (NPFGC), 0.00%, 09/01/30(d)	12,740	11,187,491
State of California, GO
5.50%, 04/01/28	5	5,020
5.00%, 04/01/42	1,500	1,528,248
Walnut Valley Unified School District, GO, CAB, Series B, 0.00%, 08/01/36(d)	5,500	3,746,501
Washington Township Health Care District, GO, Series B, Election 2004, 5.50%, 08/01/40	625	704,750
Yosemite Community College District, GO, Series D, 0.00%, 08/01/36(d)	15,000	10,945,680

		139,740,723

Colorado — 1.2%
Centerra Metropolitan District No.1, TA, 5.00%, 12/01/47(c)	345	361,405
City & County of Denver Colorado Airport System Revenue, ARB
Series A, AMT, 5.50%, 11/15/28	1,000	1,101,534
Series A, AMT, 5.50%, 11/15/30	330	363,160
Series A, AMT, 5.50%, 11/15/31	400	439,930
City & County of Denver Colorado, COP, Series A, 4.00%, 06/01/48	3,035	3,339,016
City & County of Denver Colorado, RB, CAB, Series A-2, 0.00%, 08/01/37(d)	1,760	1,053,050

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Colorado (continued)
Colorado Health Facilities Authority, RB, Series A, 4.00%, 11/15/46	$2,555	$2,800,285
Colorado Health Facilities Authority, Refunding RB
Series A, 4.00%, 08/01/44	1,060	1,192,127
Series A, 3.25%, 08/01/49	1,610	1,687,005
Series A, 4.00%, 08/01/49	1,705	1,891,438
Regional Transportation District, COP, Series A, 5.00%, 06/01/39	540	576,065

		14,805,015

Connecticut — 0.5%
Connecticut Housing Finance Authority, Refunding RB, M/F Housing, Series E-1, (HUD SECT 8), 3.25%, 11/15/54	950	975,498
Connecticut Housing Finance Authority, Refunding RB, S/F Housing, Series A-1, 3.80%, 11/15/39	425	449,093
Connecticut State Health & Educational Facilities Authority, RB, Series A-1, 5.00%, 10/01/54(c)	205	224,436
Connecticut State Health & Educational Facilities Authority, Refunding RB, Series A, 4.00%, 07/01/41	2,570	2,884,964
State of Connecticut, GO, Series C, 5.00%, 06/15/32	1,455	1,804,524

		6,338,515

Delaware — 0.2%
Delaware State Health Facilities Authority, RB, 5.00%, 06/01/48	1,605	1,881,734

District of Columbia — 0.7%
District of Columbia Housing Finance Agency RB, (FHA), 2.55%, 03/01/42	4,620	4,639,215
District of Columbia, RB, Series B-1, (NPFGC-IBC FGIC), 5.00%, 02/01/31	435	436,531
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, 4.00%, 10/01/49	2,875	3,202,347

		8,278,093

Florida — 8.5%
Brevard County Health Facilities Authority, Refunding RB, 5.00%, 04/01/39	3,775	4,122,443
Capital Trust Agency, Inc., RB, Series A, 5.00%, 06/01/55(c)	1,285	1,339,805
City of Tampa Florida, RB, CAB(d)
Series A, 0.00%, 09/01/49	1,725	622,915
Series A, 0.00%, 09/01/53	1,840	557,785
County of Broward Florida Airport System Revenue, ARB
Series A, AMT, 5.00%, 10/01/45	1,005	1,132,365
Series A, AMT, 5.00%, 10/01/49	300	360,699
County of Broward Florida Port Facilities Revenue, ARB, Series B, AMT, 4.00%, 09/01/49	1,930	2,162,511
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/38	1,135	1,293,840
County of Miami-Dade Florida Aviation Revenue, Refunding RB
AMT, 5.00%, 10/01/34	450	502,464
Series A, AMT, 5.00%, 10/01/22(b)	5,990	6,247,641
County of Miami-Dade Seaport Department, ARB(b)
Series A, 5.38%, 10/01/23	1,170	1,283,933
Series A, 6.00%, 10/01/23	4,780	5,302,464
Series B, AMT, 6.00%, 10/01/23	3,765	4,173,365

Security	Par (000)	Value

Florida (continued)
County of Miami-Dade Seaport Department, ARB(b) (continued)
Series B, AMT, 6.25%, 10/01/23	$1,500	$1,668,654
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(d)
Series A-2, 0.00%, 10/01/38	1,000	603,463
Series A-2, 0.00%, 10/01/41	1,900	1,021,140
Series A-2, 0.00%, 10/01/42	2,210	1,140,437
Series A-2, 0.00%, 10/01/43	2,010	995,075
Series A-2, 0.00%, 10/01/44	2,055	978,408
Series A-2, 0.00%, 10/01/45	2,725	1,249,154
Escambia County Health Facilities Authority, Refunding RB, 4.00%, 08/15/45	5,055	5,581,448
Florida Development Finance Corp., RB(c)
AMT, 5.00%, 05/01/29	1,275	1,358,807
Series A, AMT, 5.00%, 08/01/29(a)	500	512,287
Florida Development Finance Corp., Refunding RB, 5.00%, 09/15/40(c)	710	781,966
Florida Housing Finance Corp., RB, S/F Housing, 1st Series, (FHLMC, FNMA, GNMA), 3.75%, 07/01/42	445	469,654
Greater Orlando Aviation Authority, ARB
Sub-Series A, AMT, 5.00%, 10/01/47	8,755	10,414,668
Sub-Series A, AMT, 5.00%, 10/01/52	3,540	4,190,804
Hillsborough County Aviation Authority, Refunding RB, Sub-Series A, AMT, 5.50%, 10/01/29	1,995	2,183,288
Lakewood Ranch Stewardship District, SAB
5.25%, 05/01/37	240	265,502
3.85%, 05/01/39	450	469,321
5.38%, 05/01/47	260	285,683
4.00%, 05/01/49	675	700,772
Lakewood Ranch Stewardship District, SAB, S/F Housing
4.00%, 05/01/40	365	385,675
4.00%, 05/01/50	605	630,198
Lee County Housing Finance Authority, RB, S/F Housing, Series A-2, AMT, (FHLMC, FNMA, GNMA), 6.00%, 09/01/40	65	65,220
Miami-Dade County Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/40	6,595	7,443,493
Miami-Dade County Health Facilities Authority Refunding RB, 4.00%, 08/01/51(e)	3,305	3,760,693
Miami-Dade County Seaport Department Refunding RB, Series A-1, AMT, (AGM), 4.00%, 10/01/45	2,880	3,289,694
Orange County Health Facilities Authority, Refunding RB
5.00%, 08/01/41	1,325	1,454,168
5.00%, 08/01/47	3,845	4,208,964
Orange County Housing Finance Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 3.75%, 09/01/47	535	563,216
Palm Beach County Health Facilities Authority, RB
Series B, 4.00%, 11/15/41	160	181,436
Series B, 5.00%, 11/15/42	300	361,354
Putnam County Development Authority, Refunding RB, Series A, 5.00%, 03/15/42	4,140	4,880,253
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/23(b)	2,820	3,042,531
State of Florida, GO, Series B, 4.00%, 07/01/39	4,905	5,706,016

26	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Storey Creek Community Development District, SAB
4.00%, 12/15/39	$415	$440,362
4.13%, 12/15/49	350	370,944

		100,756,978

Georgia — 2.1%
Gainesville & Hall County Hospital Authority, Refunding RB, Series A, (GTD), 5.50%, 02/15/25(b)	1,180	1,371,184
George L Smith II Congress Center Authority, RB, 4.00%, 01/01/54	430	480,562
LaGrange-Troup County Hospital Authority, Refunding RB, 4.00%, 04/01/47	2,980	3,256,925
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/37	1,475	2,019,333
Series A, 5.00%, 05/15/38	910	1,257,555
Series A, 5.00%, 05/15/43	1,620	1,922,569
Series A, 5.00%, 05/15/49	1,230	1,772,326
Municipal Electric Authority of Georgia, RB
4.00%, 01/01/49	1,005	1,106,551
5.00%, 01/01/56	1,370	1,609,362
Municipal Electric Authority of Georgia, Refunding RB, Series EE, (AMBAC), 7.00%, 01/01/25	7,475	9,009,378
Private Colleges & Universities Authority, RB, 5.00%, 04/01/24(b)	1,565	1,737,268

		25,543,013

Hawaii — 0.1%
State of Hawaii Airports System Revenue, COP
AMT, 5.25%, 08/01/25	485	524,901
AMT, 5.25%, 08/01/26	525	568,060

		1,092,961

Illinois — 10.6%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/36	2,645	3,247,732
Series A, 5.00%, 12/01/38	1,075	1,314,912
Series A, 5.00%, 12/01/39	960	1,170,179
Series A, 5.00%, 12/01/40	1,945	2,363,743
Series A, 5.00%, 12/01/41	1,265	1,535,728
Series C, 5.25%, 12/01/35	970	1,074,919
Series D, 5.00%, 12/01/46	1,230	1,337,773
Series H, 5.00%, 12/01/36	295	344,990
Chicago Board of Education, Refunding GO
Series A, 5.00%, 12/01/28	540	659,675
Series A, 5.00%, 12/01/30	2,225	2,733,646
Series C, 5.00%, 12/01/25	415	482,230
Series D, 5.00%, 12/01/25	530	615,839
Series G, 5.00%, 12/01/34	290	338,973
Chicago Board of Education, Refunding GO, CAB, Series A, 0.00%, 12/01/25(d)	590	560,029
Chicago Midway International Airport, Refunding ARB
Series A, 2nd Lien, AMT, 5.00%, 01/01/41	2,070	2,239,400
Series A, AMT, 2nd Lien, 5.00%, 01/01/34	1,475	1,604,008
Chicago O’Hare International Airport, ARB, Series D, Senior Lien, 5.25%, 01/01/42	6,885	8,202,851
Chicago O’Hare International Airport, Refunding ARB, Series C, AMT, Senior Lien, 5.38%, 01/01/39	4,090	4,309,302

Security	Par (000)	Value

Illinois (continued)
Chicago O’Hare International Airport, Refunding RB
Series B, AMT, 5.00%, 01/01/31	$2,500	$2,518,550
Series B, Senior Lien, 5.00%, 01/01/41	3,800	4,391,417
Chicago Transit Authority Sales Tax Receipts Fund, RB
5.25%, 12/01/21(b)	3,435	3,449,087
5.25%, 12/01/49	1,610	1,821,931
Cook County Community College District No. 508, GO
5.50%, 12/01/38	1,000	1,085,848
5.25%, 12/01/43	1,500	1,597,975
Cook County Forest Preserve District, Refunding GO, Series B, 5.00%, 12/15/37	325	334,022
Illinois Finance Authority, Refunding RB
Series B, 4.00%, 08/15/41	1,100	1,209,756
Series C, 4.13%, 08/15/37	2,430	2,695,699
Series C, 5.00%, 08/15/44	820	934,205
Illinois Housing Development Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.13%, 10/01/38	1,705	1,880,980
Illinois State Toll Highway Authority, RB, Series B, 5.00%, 01/01/37	1,785	2,077,578
Kane McHenry Cook & De Kalb Counties Unit School District No.300, Refunding GO, 5.25%, 01/01/33	9,145	9,647,134
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	3,005	3,469,624
Metropolitan Pier & Exposition Authority, RB, CAB(d)
(BAM-TCRS), 0.00%, 12/15/56	2,965	1,020,064
Series A, (NPFGC), 0.00%, 12/15/26	5,000	4,593,250
Series A, (NPFGC), 0.00%, 06/15/30	14,205	11,839,512
Series A, (NPFGC), 0.00%, 06/15/30(f)	800	687,390
Series A, (NPFGC), 0.00%, 12/15/33	9,950	7,525,364
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	1,690	1,870,385
Metropolitan Pier & Exposition Authority, Refunding RB, CAB(d)
Series B, (AGM), 0.00%, 06/15/44	8,075	4,332,028
Series B, (BAM-TCRS), 0.00%, 12/15/54	4,140	1,527,192
Regional Transportation Authority, RB, Series B, (NPFGC), 5.75%, 06/01/33	3,200	4,286,058
State of Illinois, GO
5.25%, 02/01/30	2,010	2,198,494
5.25%, 02/01/32	2,330	2,548,503
5.50%, 07/01/33	2,920	3,135,528
5.25%, 02/01/34	1,610	1,760,983
5.50%, 07/01/38	2,700	2,896,951
5.50%, 05/01/39	2,785	3,479,278
Series D, 5.00%, 11/01/28	440	524,957

		125,475,672

Indiana — 0.5%
City of Valparaiso Indiana, RB, AMT, 6.75%, 01/01/34	1,350	1,484,233
Indiana Finance Authority, RB, Series A, AMT, 5.00%, 07/01/23(b)	3,285	3,531,947
Indiana Finance Authority, Refunding RB, 4.75%, 03/01/22(b)	700	710,279

		5,726,459

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Iowa — 0.3%
Iowa Finance Authority, Refunding RB 5.25%, 12/01/25	$865	$941,198
Series B, 5.25%, 12/01/50(a)	1,255	1,365,757
Iowa Student Loan Liquidity Corp., Refunding RB, Series B, AMT, 3.00%, 12/01/39	1,885	1,925,337

		4,232,292

Kansas — 0.1%
City of Lenexa Kansas, Refunding RB, Series A, 5.00%, 05/15/43	655	700,801

Louisiana — 1.8%
Jefferson Sales Tax District, RB
Series B, (AGM), 5.00%, 12/01/34	330	403,004
Series B, (AGM), 5.00%, 12/01/35	440	535,770
Series B, (AGM), 5.00%, 12/01/36	395	479,710
Series B, (AGM), 5.00%, 12/01/37	495	600,519
Lake Charles Harbor & Terminal District, ARB, Series B, AMT, (AGM), 5.50%, 01/01/29	1,500	1,658,519
Louisiana Local Government Environmental Facilities & Community Development Auth, RB, Series A, Sub Lien, 5.00%, 02/01/24(b)	4,015	4,430,665
Louisiana Public Facilities Authority, Refunding RB
5.00%, 05/15/46	4,600	5,329,082
5.00%, 05/15/47	1,895	2,153,099
New Orleans Aviation Board, ARB, Series B, AMT, 5.00%, 01/01/40	5,080	5,691,596

		21,281,964

Maine — 0.0%
Maine State Housing Authority, RB, S/F Housing, Series B, 3.35%, 11/15/44	465	486,884

Maryland — 3.9%
Anne Arundel County Consolidated Special Taxing District, Refunding ST, 5.00%, 07/01/32	500	538,480
Anne Arundel County Consolidated Special Taxing District, ST, 5.25%, 07/01/44	250	263,434
City of Baltimore Maryland, RB
Series A, 5.00%, 01/01/24(b)	1,000	1,099,832
Series A, 5.00%, 07/01/41	100	118,669
Series A, 5.00%, 07/01/46	495	584,379
Series C, 5.00%, 01/01/24(b)	1,000	1,099,832
City of Baltimore Maryland, Refunding RB 5.00%, 09/01/46	750	781,244
Series A, 4.50%, 09/01/33	185	203,283
Series A, 5.00%, 09/01/38	250	277,809
City of Baltimore Maryland, Refunding TA(c)
Series A, Senior Lien, 3.50%, 06/01/39	650	672,352
Series A, Senior Lien, 3.63%, 06/01/46	1,095	1,124,954
City of Baltimore Maryland, TA(c)
Series B, 3.70%, 06/01/39	200	202,174
Series B, 3.88%, 06/01/46	300	303,020
County of Anne Arundel Maryland, GO, 5.00%, 10/01/43	1,745	2,117,369
County of Anne Arundel Maryland, Refunding RB, 3.25%, 09/01/28	360	368,518
County of Baltimore Maryland, Refunding RB, 4.00%, 01/01/50	500	566,302
County of Frederick Maryland, Refunding TA, 4.63%, 07/01/43(c)	240	280,905
County of Howard Maryland, TA 6.10%, 02/15/44	250	262,797

Security	Par (000)	Value

Maryland (continued)
County of Howard Maryland, TA (continued)
Series A, 4.50%, 02/15/47(c)	$500	$522,986
County of Montgomery Maryland, RB 4.00%, 12/01/44	750	820,160
Series 2016, 5.00%, 12/01/45	750	885,118
County of Montgomery Maryland, Refunding RB, 4.13%, 12/01/21(b)	1,000	1,003,829
County of Prince George’s Maryland, ARB, 5.20%, 07/01/34	1,162	1,163,943
County of Prince George’s Maryland, TA, 5.25%, 07/01/48(c)	300	332,699
Howard County Housing Commission, RB, M/F Housing
5.00%, 12/01/42	500	583,815
4.00%, 06/01/46	500	534,447
Series A, 5.00%, 06/01/44	550	585,100
Maryland Community Development Administration, RB, M/F Housing
Series A, 4.05%, 07/01/42	1,220	1,223,848
Series D, 3.70%, 07/01/35	500	522,689
Maryland Community Development Administration, Refunding RB, Series D, 3.25%, 09/01/50	490	528,922
Maryland Community Development Administration, Refunding RB, S/F Housing, Series B, 3.35%, 09/01/42	720	764,333
Maryland Economic Development Corp., ARB, AMT, 5.00%, 06/01/49	250	289,612
Maryland Economic Development Corp., RB, 5.00%, 07/01/56	390	467,725
Maryland Economic Development Corp., Refunding RB
5.00%, 07/01/37	500	500,625
5.00%, 07/01/39	500	533,925
(AGM), 5.00%, 06/01/43	1,350	1,537,560
Series A, 5.00%, 06/01/35	100	119,477
Maryland Health & Higher Educational Facilities Authority, RB
4.00%, 07/01/48	300	325,462
Series 2017, 5.00%, 12/01/46	250	300,447
Series A, 5.00%, 05/15/42	2,330	2,783,546
Series B, 5.00%, 11/15/21(b)	1,000	1,001,716
Series B, 4.00%, 04/15/45	250	284,265
Maryland Health & Higher Educational Facilities Authority, Refunding RB
5.00%, 07/01/24(b)	700	784,890
5.00%, 06/01/29	500	512,871
5.00%, 07/01/34	510	617,361
5.00%, 07/01/35	200	229,130
4.00%, 07/01/39	100	105,586
5.00%, 07/01/40	1,000	1,130,623
4.00%, 07/01/41	500	536,106
5.00%, 08/15/42	1,000	1,134,841
4.13%, 07/01/47	500	537,950
Series A, 4.00%, 07/01/22(b)	1,260	1,291,250
Series A, 5.00%, 07/01/22(b)	1,000	1,031,430
Series A, 5.00%, 10/01/22(b)	900	938,827
Series A, 5.00%, 01/01/28	100	117,699
Series A, 5.00%, 01/01/45	500	567,693
Series A, 5.00%, 10/01/49	530	641,635
Maryland State Transportation Authority, ARB, AMT, 4.00%, 06/01/29	1,925	1,964,364

28	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Maryland (continued)
Maryland State Transportation Authority, Refunding RB, AMT, 5.00%, 03/01/22(b)	$445	$451,867
Montgomery County Housing Opportunities Commission, Refunding RB, S/F Housing, Series C, AMT, 3.30%, 07/01/39	4,505	4,727,813
Washington Suburban Sanitary Commission, RB, Second Series, (GTD), 4.00%, 06/01/41	875	977,989

		46,781,527

Massachusetts — 5.4%
City of Holyoke Massachusetts, Refunding GO, (SAW), 5.00%, 09/01/26	1,000	1,039,623
Commonwealth of Massachusetts Federal Highway Grant Anticipation Note Revenue, RB, Series A, 5.00%, 06/15/22(b)	1,000	1,029,837
Commonwealth of Massachusetts, GO
Series C, 5.00%, 07/01/45	1,000	1,142,628
Series G, 4.00%, 09/01/42	1,000	1,121,436
Massachusetts Bay Transportation Authority Sales Tax Revenue, Refunding RB
Series A, 5.25%, 07/01/29	730	951,740
Sub-Series A-2, 5.00%, 07/01/45	2,100	2,506,835
Massachusetts Development Finance Agency, RB
5.00%, 10/01/46	500	564,512
5.00%, 07/01/47	580	660,042
5.00%, 10/01/48	200	226,688
Series A, 5.25%, 01/01/42	500	593,174
Series A, (AMBAC), 5.75%, 01/01/42	650	980,943
Series A, 5.00%, 01/01/47	5,945	6,838,623
Series J, 5.00%, 07/01/42	1,950	2,007,671
Massachusetts Development Finance Agency, Refunding RB
5.00%, 07/01/37	150	168,905
4.00%, 07/01/39	2,545	2,802,788
5.00%, 04/15/40	1,000	1,096,752
4.00%, 07/01/41	7,685	8,733,680
4.13%, 10/01/42(c)	550	590,301
4.00%, 12/01/42	485	531,691
5.00%, 12/01/42	525	611,614
5.00%, 09/01/43	500	593,357
4.00%, 07/01/44	250	287,539
Series A, 5.00%, 06/01/39	250	304,684
Series A, 5.00%, 07/01/44	250	298,572
Series A, 4.00%, 06/01/49	420	466,397
Series A-2, 4.00%, 07/01/41	100	116,108
Series E, 4.00%, 07/01/38	500	553,141
Series P, 5.45%, 05/15/59	1,500	1,934,344
Massachusetts Educational Financing Authority, RB
AMT, 5.00%, 01/01/27	1,000	1,116,432
Series B, AMT, 2.63%, 07/01/36	525	546,628
AMT, Subordinate, 3.75%, 07/01/47	2,135	2,200,542
Series C, AMT, Subordinate, 3.00%, 07/01/51	1,880	1,872,956
Massachusetts Educational Financing Authority, Refunding RB, AMT, 3.50%, 07/01/33	125	126,993
Massachusetts Health & Educational Facilities Authority, Refunding RB
Series M, 5.50%, 02/15/27	1,000	1,234,970
Series T-2, 5.00%, 10/01/32	500	521,161

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts Housing Finance Agency, RB, M/F Housing
Series A, (FHA INS), 5.25%, 12/01/35	$130	$130,311
Series A, 3.80%, 12/01/43	500	536,837
Series A, 3.85%, 06/01/46	130	137,648
Series C-1, 3.15%, 12/01/49	1,000	1,014,958
Series D-1, 2.55%, 12/01/50	295	287,616
Massachusetts Housing Finance Agency, Refunding RB
Series A, AMT, 4.45%, 12/01/42	1,775	1,847,621
Series A, AMT, 4.50%, 12/01/47	475	501,042
Massachusetts Housing Finance Agency, Refunding RB, S/F Housing, Series 214, (FHLMC, FNMA, GNMA), 2.95%, 12/01/44	465	476,217
Massachusetts Port Authority, ARB
Series A, AMT, 5.00%, 07/01/22(b)	1,000	1,031,415
Series B, AMT, 5.00%, 07/01/45	1,750	1,988,822
Massachusetts School Building Authority, RB
Series A, 5.00%, 05/15/23(b)	3,500	3,755,514
Series A, 5.00%, 08/15/45	750	949,011
Sub-Series B, 4.00%, 02/15/43	1,780	1,908,803
Massachusetts State College Building Authority, Refunding RB, Series B, (AGC SAP), 5.50%, 05/01/39	825	1,205,276
University of Massachusetts Building Authority, RB, Series 1, 5.00%, 11/01/22(b)	500	523,911
University of Massachusetts Building Authority, Refunding RB, Series 1, Senior Lien, 5.00%, 11/01/50	1,000	1,240,356

		63,908,665

Michigan — 3.7%
Eastern Michigan University, RB
Series A, (AGM), 4.00%, 03/01/44	1,455	1,645,315
Series A, 4.00%, 03/01/47	1,455	1,610,652
Michigan Finance Authority, Refunding RB
5.00%, 12/01/21(b)	45	45,174
4.00%, 11/15/46	3,420	3,745,133
Series A, 4.00%, 12/01/40	7,000	7,932,575
Michigan State Housing Development Authority, RB, M/F Housing
Series A, 2.45%, 10/01/46	2,275	2,201,342
Series A, 4.05%, 10/01/48	1,855	2,011,282
Series A, 4.15%, 10/01/53	1,885	2,024,375
Series A, 2.70%, 10/01/56	8,210	8,073,427
Series A-1, 3.35%, 10/01/49	3,465	3,632,297
Michigan State Housing Development Authority, RB, S/F Housing
Series A, 4.00%, 06/01/49	95	98,646
Series B, 2.95%, 12/01/39	675	691,281
Michigan State University, Refunding RB, Series B, 5.00%, 02/15/48	1,505	1,852,694
Michigan Strategic Fund, RB
AMT, 5.00%, 12/31/43	3,875	4,582,900
AMT, 5.00%, 06/30/48	570	668,929

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Michigan (continued)
Royal Oak Hospital Finance Authority, Refunding RB, Series D, 5.00%, 09/01/39	$2,535	$2,781,828
Western Michigan University, Refunding RB, (AGM), 5.00%, 11/15/23(b)	900	985,751

		44,583,601

Missouri — 0.4%
Health & Educational Facilities Authority of the State of Missouri, RB, 4.00%, 11/15/42	1,015	1,048,344
Kansas City Industrial Development Authority, ARB, AMT, (AGM), 4.00%, 03/01/57	3,730	4,163,687

		5,212,031

Montana — 0.0%
City of Kalispell Montana, Refunding RB, Series A, 5.25%, 05/15/37	170	185,193

Nebraska — 0.6%
Central Plains Energy Project, RB
5.00%, 09/01/32	5,010	5,199,619
5.25%, 09/01/37	1,750	1,819,858

		7,019,477

Nevada — 0.2%
Las Vegas Convention & Visitors Authority, RB, Series B, 4.00%, 07/01/49	2,000	2,203,078

New Hampshire — 0.4%
New Hampshire Business Finance Authority, Refunding RB(a)(c)
Series A, 3.63%, 07/01/43	665	704,453
Series B, AMT, 3.75%, 07/01/45	1,075	1,134,545
New Hampshire Housing Finance Authority, RB, M/F Housing, Series 1, (FHA), 4.00%, 07/01/52	3,200	3,369,203

		5,208,201

New Jersey — 7.6%
New Jersey Economic Development Authority, RB
Series WW, 5.25%, 06/15/25(b)	40	46,805
Series WW, 5.25%, 06/15/33	370	424,840
Series WW, 5.00%, 06/15/34	485	552,015
Series WW, 5.00%, 06/15/36	2,205	2,505,284
Series WW, 5.25%, 06/15/40	715	811,417
AMT, (AGM), 5.00%, 01/01/31	900	976,892
AMT, 5.13%, 01/01/34	1,620	1,764,141
AMT, 5.38%, 01/01/43	2,115	2,319,963
New Jersey Economic Development Authority, Refunding RB
Series BBB, 5.50%, 06/15/30	5,360	6,502,806
Sub-Series A, 4.00%, 07/01/32	1,510	1,678,365
New Jersey Higher Education Student Assistance Authority, RB
Series B, AMT, 3.50%, 12/01/39	755	800,769
Series C, AMT, Subordinate, 4.25%, 12/01/50	2,135	2,255,344
New Jersey Higher Education Student Assistance Authority, Refunding RB
1st Series, AMT, 5.50%, 12/01/25	255	255,867
1st Series, AMT, 5.50%, 12/01/26	200	200,679
1st Series, AMT, 5.75%, 12/01/27	1,385	1,389,974
1st Series, AMT, 5.75%, 12/01/28	135	135,484
1st Series, AMT, 5.88%, 12/01/33	1,980	1,988,647
Series B, AMT, 3.25%, 12/01/39	5,985	6,220,941
Sub-Series C, AMT, 3.63%, 12/01/49	1,725	1,742,017

Security	Par (000)	Value

New Jersey (continued)
New Jersey Housing & Mortgage Finance Agency, Refunding RB, 2nd Series, AMT, 4.35%, 11/01/33	$2,195	$2,255,516
New Jersey Transportation Trust Fund Authority, RB
Series A, (NPFGC), 5.75%, 06/15/25	2,000	2,355,086
Series A, 0.00%, 12/15/29(d)	7,530	6,450,416
Series AA, 5.25%, 06/15/33	3,525	3,783,999
Series AA, 5.00%, 06/15/38	4,325	4,765,246
Series AA, 4.13%, 06/15/39	1,210	1,382,599
Series AA, 5.50%, 06/15/39	7,190	7,721,463
Series AA, 5.00%, 06/15/45	2,580	3,164,285
Series AA, 3.00%, 06/15/50	775	797,677
Series D, 5.00%, 06/15/32	1,610	1,811,361
New Jersey Transportation Trust Fund Authority, Refunding RB
4.00%, 12/15/39	1,060	1,198,713
Series A, 5.00%, 12/15/36	180	218,150
New Jersey Turnpike Authority, RB, Series A, 4.00%, 01/01/42	355	412,243
South Jersey Transportation Authority, RB, Series A, 4.00%, 11/01/50	1,675	1,873,645
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/34	2,180	2,614,297
Series A, 5.00%, 06/01/36	3,220	3,853,625
Series A, 4.00%, 06/01/37	2,020	2,281,531
Sub-Series B, 5.00%, 06/01/46	8,970	10,324,649

		89,836,751

New Mexico — 0.1%
City of Santa Fe New Mexico, RB
Series A, 5.00%, 05/15/44	200	221,623
Series A, 5.00%, 05/15/49	270	297,725
New Mexico Hospital Equipment Loan Council, Refunding RB, Series VIC, 5.00%, 08/01/44	500	567,008

		1,086,356

New York — 6.6%
Hudson Yards Infrastructure Corp., RB, 5.75%, 02/15/47	560	560,642
Metropolitan Transportation Authority, Refunding RB
Series C-1, 5.00%, 11/15/56	6,550	7,415,687
Series D, 5.00%, 11/15/31	460	537,375
New York City Housing Development Corp., RB, M/F Housing
Series A, 3.00%, 11/01/55	1,935	1,962,314
Series I-1, (FHA 542 (C)), 2.55%, 11/01/45	6,665	6,568,184
Series I-1, (FHA 542 (C)), 2.70%, 11/01/55	1,050	1,036,473
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-3, Subordinate, (SAW), 4.00%, 07/15/46	2,680	2,997,411
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series C, Subordinate, 4.00%, 05/01/45	935	1,076,428
New York City Transitional Finance Authority Future Tax Secured Revenue, Refunding RB, Series B, 5.00%, 11/01/32	7,000	7,324,919
New York City Water & Sewer System, RB, Series DD-1, 3.00%, 06/15/50	3,000	3,116,826
New York City Water & Sewer System, Refunding RB, Series BB, 5.25%, 12/15/21(b)	1,425	1,433,842
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(c)	1,100	1,115,544

30	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York Liberty Development Corp., Refunding RB 2.88%, 11/15/46	$14,775	$14,803,767
Series 1, Class 1, 5.00%, 11/15/44(c)	2,630	2,872,752
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	1,060	1,213,440
New York State Housing Finance Agency, RB, M/F Housing
Series B, (SONYMA), 3.88%, 11/01/48	400	421,581
Series L-1, (SONYMA), 2.50%, 11/01/45	1,760	1,699,331
New York State Thruway Authority, Refunding RB
Series B, Subordinate, 3.00%, 01/01/46	1,575	1,642,656
Series B, Subordinate, 4.00%, 01/01/50	510	577,451
New York Transportation Development Corp., ARB, Series A, AMT, 5.25%, 01/01/50	6,045	6,714,061
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	1,160	1,432,816
AMT, 5.00%, 10/01/40	3,290	4,006,654
Port Authority of New York & New Jersey, Refunding ARB
Consolidated, 186th Series, AMT, 5.00%, 10/15/36	1,475	1,650,459
Consolidated, 186th Series, AMT, 5.00%, 10/15/44	2,940	3,268,698
Series 207, AMT, 4.00%, 09/15/43	1,090	1,220,433
Series 223, AMT, 4.00%, 07/15/41	1,175	1,367,386

		78,037,130

North Carolina — 0.0%
North Carolina Medical Care Commission, RB, 4.00%, 11/01/52	445	502,120

Ohio — 3.5%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	13,235	14,872,434
County of Butler Ohio, Refunding RB, 4.00%, 11/15/37	1,095	1,222,840
County of Lucas Ohio, Refunding RB, Series A, 6.50%, 11/15/21(b)	1,255	1,257,855
County of Montgomery Ohio, Refunding RB 4.00%, 11/15/42	715	803,171
4.00%, 08/01/51	890	1,024,921
Montgomery County Refunding RB, 4.00%, 08/01/51(e)	8,560	9,703,565
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(c)	460	527,659
Ohio Housing Finance Agency, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.00%, 09/01/48	560	595,249
Ohio Turnpike & Infrastructure Commission, RB
Series A-1, Junior Lien, 5.25%, 02/15/31	1,000	1,061,050
Series A-1, Junior Lien, 5.25%, 02/15/32	950	1,007,769
Series A-1, Junior Lien, 5.25%, 02/15/33	1,325	1,405,239
Ohio Turnpike & Infrastructure Commission, RB, CAB, Series A-2, Junior Lien, 0.00%, 02/15/37(d)	10,040	6,912,641
State of Ohio, Refunding RB, Series A, 4.00%, 01/15/50	1,055	1,182,190

		41,576,583

Security	Par (000)	Value

Oklahoma — 0.3%
Oklahoma Development Finance Authority, RB, Series B, 5.25%, 08/15/48	$760	$914,262
Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	1,640	1,850,968
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/37	450	510,419

		3,275,649

Oregon — 0.4%
Clackamas Community College District, GO
Series A, 5.00%, 06/15/39	605	732,797
Series A, 5.00%, 06/15/40	440	532,304
Clackamas County School District No.12 North Clackamas, GO, CAB, Series A, (GTD), 0.00%, 06/15/38(d)	2,355	1,317,326
Port of Portland Oregon Airport Revenue, ARB, Series 24B, AMT, 5.00%, 07/01/42	1,150	1,330,978
State of Oregon Housing & Community Services Department, RB, S/F Housing, Series C, 3.95%, 07/01/43	805	831,583

		4,744,988

Pennsylvania — 9.4%
Allegheny County Airport Authority RB, Series A, AMT, 5.00%, 01/01/56	5,850	7,088,223
Allentown Neighborhood Improvement Zone Development Authority, RB, 5.00%, 05/01/42(c)	585	667,404
Bristol Township School District, GO, (SAW), 5.25%, 06/01/37	1,500	1,611,087
Bucks County Industrial Development Authority, RB
4.00%, 07/01/46	225	249,315
4.00%, 08/15/50	1,430	1,560,001
4.00%, 07/01/51	200	220,845
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB
Series B, AMT, 5.00%, 07/01/35	755	907,036
Series B, AMT, 5.00%, 07/01/47	3,820	4,491,105
Commonwealth Financing Authority, RB
(AGM), 4.00%, 06/01/39	2,495	2,821,558
Series B, 5.00%, 06/01/22(b)	1,600	1,644,672
Montgomery County Higher Education and Health Authority, Refunding RB, Series A, 4.00%, 09/01/49	2,820	3,119,205
Pennsylvania Economic Development Financing Authority, RB
Series A-1, 4.00%, 04/15/50	2,875	3,267,205
AMT, 5.00%, 12/31/34	10,710	12,633,452
AMT, 5.00%, 12/31/38	13,195	15,504,521
AMT, 5.00%, 06/30/42	2,455	2,826,606
Pennsylvania Economic Development Financing Authority, Refunding RB
Series A, 4.00%, 11/15/42	2,245	2,525,409
AMT, 5.50%, 11/01/44	1,000	1,056,525
Pennsylvania Higher Education Assistance Agency, RB, Series B, AMT, Subordinate, 3.00%, 06/01/47	575	543,941
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/44	1,000	1,148,700
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series A, 5.25%, 09/01/50	6,905	7,767,193

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 128B, AMT, 3.85%, 04/01/38	$4,650	$5,071,509
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing, Series 119, AMT, 3.50%, 10/01/36	1,245	1,269,035
Pennsylvania Turnpike Commission, RB
Series A, 5.00%, 12/01/38	1,480	1,669,803
Series A-1, 5.00%, 12/01/41	3,510	4,124,917
Series B, 5.00%, 12/01/40	1,375	1,589,358
Series C, 5.50%, 12/01/23(b)	1,315	1,456,406
Series C, 5.00%, 12/01/39	4,775	5,383,927
Series A, Subordinate, 4.00%, 12/01/49	1,215	1,358,100
Series A, Subordinate, 4.00%, 12/01/50	665	744,936
Sub-Series A-1, Subordinate, 5.00%, 12/01/41	5,155	5,956,669
Pennsylvania Turnpike Commission, Refunding RB 3rd Series, 4.00%, 12/01/38	4,915	5,537,259
Series A-1, 5.00%, 12/01/40	1,805	2,063,868
School District of Philadelphia Refunding GOL, Series F, (SAW), 5.00%, 09/01/38	730	858,038
School District of Philadelphia, GO, Series A, (SAW), 4.00%, 09/01/46(e)	2,110	2,404,708

		111,142,536

Puerto Rico — 5.0%
Children’s Trust Fund, Refunding RB 5.50%, 05/15/39	430	440,560
5.63%, 05/15/43	1,320	1,335,200
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB
Series A, Senior Lien, 5.00%, 07/01/33	2,120	2,187,399
Series A, Senior Lien, 5.13%, 07/01/37	225	232,336
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	2,864	3,185,616
Series A-1, Restructured, 5.00%, 07/01/58	17,311	19,543,427
Series A-2, Restructured, 4.33%, 07/01/40	19,762	21,671,009
Series A-2, Restructured, 4.54%, 07/01/53	500	550,000
Series A-2, Restructured, 4.78%, 07/01/58	1,528	1,702,513
Series B-1, Restructured, 4.75%, 07/01/53	1,377	1,526,523
Series B-2, Restructured, 4.78%, 07/01/58	1,335	1,486,342
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	16,440	5,354,541

		59,215,466

Rhode Island — 1.7%
Rhode Island Student Loan Authority, RB, Series A, AMT, 3.63%, 12/01/37	1,025	1,065,206
Rhode Island Turnpike & Bridge Authority, RB
Series A, 3.00%, 10/01/38	375	396,514
Series A, 3.00%, 10/01/39	535	564,233
Rhode Island Turnpike & Bridge Authority, Refunding RB, Series A, 5.00%, 10/01/40	1,105	1,288,860
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	525	589,386
Series B, 4.50%, 06/01/45	12,185	13,029,944
Series B, 5.00%, 06/01/50	2,630	2,880,300

		19,814,443

South Carolina — 6.0%
Charleston County Airport District, ARB
Series A, AMT, 5.50%, 07/01/38	1,500	1,617,653
Series A, AMT, 6.00%, 07/01/38	1,955	2,124,471

Security	Par (000)	Value

South Carolina (continued)
Charleston County Airport District, ARB (continued)
Series A, AMT, 5.50%, 07/01/41	$3,725	$4,010,573
County of Berkeley South Carolina, SAB 4.25%, 11/01/40	485	536,014
4.38%, 11/01/49	715	786,076
County of Charleston South Carolina, ARB, 5.25%, 12/01/38	2,505	2,735,362
South Carolina Jobs-Economic Development Authority, RB
5.00%, 11/01/48	3,090	3,730,801
5.00%, 01/01/55(c)	2,290	2,382,747
South Carolina Jobs-Economic Development Authority, Refunding RB
Series A, 5.00%, 05/01/38	5,885	7,054,232
Series A, 4.25%, 05/01/48	1,685	1,868,286
South Carolina Ports Authority, ARB
AMT, 5.25%, 07/01/25(b)	6,770	7,917,204
AMT, 5.00%, 07/01/48	530	624,112
AMT, 5.00%, 07/01/55	2,790	3,266,942
South Carolina Public Service Authority, RB
Series A, 5.50%, 12/01/54	16,210	18,073,858
Series E, 5.50%, 12/01/53	1,730	1,893,435
South Carolina Public Service Authority, Refunding RB, Series B, 5.00%, 12/01/38	4,930	5,368,489
South Carolina State Housing Finance & Development Authority RB, Series A, 2.25%, 07/01/46	7,565	7,273,150

		71,263,405

South Dakota — 0.5%
South Dakota Health & Educational Facilities Authority, Refunding RB
4.00%, 07/01/37	2,915	3,271,277
4.00%, 07/01/42	3,000	3,322,044

		6,593,321

Tennessee — 1.1%
Greeneville Health & Educational Facilities Board, Refunding RB, Series A, 4.00%, 07/01/40	3,550	4,006,036
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/46	2,945	3,394,896
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Series A, 4.00%, 10/01/49	790	870,728
Tennessee Energy Acquisition Corp., RB, Series A, 5.00%, 05/01/52(a)	3,890	5,002,882

		13,274,542

Texas — 8.1%
Brazos Higher Education Authority, Inc., RB, Series 1B, AMT, Subordinate, 3.00%, 04/01/40	385	354,811
Central Texas Turnpike System, RB, Series C, 5.00%, 08/15/37	3,290	3,669,446
Central Texas Turnpike System, Refunding RB, Series A, 5.00%, 08/15/22(b)	5,410	5,611,804
City of Houston Texas Airport System Revenue, RB, Series A, AMT, 6.63%, 07/15/38	1,330	1,335,719
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	765	888,472
City of Houston Texas Airport System Revenue, Refunding RB
Series A, AMT, 5.00%, 07/01/27	740	856,693

32	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
City of Houston Texas Airport System Revenue, Refunding RB (continued)
Sub-Series A, AMT, 4.00%, 07/01/39	$1,650	$1,908,842
Sub-Series A, AMT, 4.00%, 07/01/40	1,320	1,519,138
Sub-Series A, AMT, 4.00%, 07/01/41	1,320	1,517,633
Sub-Series A, AMT, 4.00%, 07/01/47	1,150	1,292,435
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23(b)	1,335	1,413,347
Dallas Area Rapid Transit, Refunding RB, Series A, 5.00%, 12/01/48	7,500	8,654,415
Dallas Fort Worth International Airport, ARB(b)
Series D, AMT, 5.00%, 11/01/21	7,025	7,025,000
Series D, AMT, 5.00%, 11/01/42	3,000	3,000,000
Series H, AMT, 5.00%, 11/01/21	4,535	4,535,000
Dallas Fort Worth International Airport, Refunding RB, Series F, 5.25%, 11/01/33	2,300
		2,513,458
Leander Independent School District, Refunding GO, CAB, Series D, (PSF), 0.00%, 08/15/24(b)(d)	8,085	4,079,651
Midland County Fresh Water Supply District No.1, RB, CAB, Series A, 0.00%, 09/15/36(d)	5,000	2,880,090
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(c)	1,210	1,289,430
North Texas Tollway Authority, Refunding RB 4.25%, 01/01/49	3,620	4,076,410
Series A, 5.00%, 01/01/43	570	686,405
Series B, 5.00%, 01/01/40	1,375	1,442,917
Red River Education Finance Corp., RB, 5.25%, 03/15/23(b)	710	758,067
San Antonio Public Facilities Corp., Refunding RB(d)
0.00%, 09/15/35	8,170	4,305,296
0.00%, 09/15/36	17,540	8,715,135
0.00%, 09/15/37	12,550	5,871,593
San Antonio Water System, Refunding RB, Series A, Junior Lien, 5.00%, 05/15/48	1,355	1,640,784
Tarrant County Cultural Education Facilities Finance Corp., RB, Series B, 5.00%, 07/01/35	1,880	2,312,633
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.25%, 12/01/39	1,850	2,022,159
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	690	738,664
Texas Department of Housing & Community Affairs, RB, S/F Housing, Series A, (GNMA), 4.25%, 09/01/43	990	1,061,685
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/32	415	542,323
Texas Private Activity Bond Surface Transportation Corp., RB
AMT, 5.00%, 06/30/58	1,795	2,118,078
AMT, Senior Lien, 5.00%, 12/31/45	3,020	3,382,783
Texas Transportation Commission, RB, CAB(d)
0.00%, 08/01/35	310	192,400
0.00%, 08/01/36	170	100,087
0.00%, 08/01/37	225	125,302
0.00%, 08/01/38	810	427,396
0.00%, 08/01/41	1,950	872,873
0.00%, 08/01/44	1,010	383,262
0.00%, 08/01/45	1,775	638,478

		96,760,114

Security	Par (000)	Value

Utah — 0.6%
City of Salt Lake City Utah Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/42	$2,940	$3,460,001
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/48	1,055	1,247,602
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/49(c)	485	511,260
Utah Charter School Finance Authority, Refunding RB, 5.00%, 06/15/55(c)	935	1,050,923
Utah Housing Corp., RB, S/F Housing, Series D-2, Class III, (FHA INS), 4.00%, 01/01/36	475	503,308

		6,773,094

Virginia — 0.7%
Lexington Industrial Development Authority, RB, 5.00%, 01/01/22(b)	560	564,424
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	1,395	1,417,363
Virginia Housing Development Authority, RB, M/F Housing
Series D, 3.90%, 10/01/48	1,570	1,680,023
Series E, 3.15%, 12/01/49	1,070	1,099,002
Series I, (FHLMC, FNMA, GNMA), 2.63%, 11/01/53	1,190	1,152,260
Virginia Small Business Financing Authority, RB
AMT, 5.00%, 01/01/48(a)(c)	585	612,355
AMT, Senior Lien, 6.00%, 01/01/37	1,715	1,773,432

		8,298,859

Washington — 2.7%
King County Housing Authority, Refunding RB, 3.00%, 06/01/40	490	511,486
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/43	4,645	5,393,254
Series C, AMT, 5.00%, 04/01/40	2,395	2,664,136
Port of Seattle Washington, Refunding ARB, Series C, AMT, 5.00%, 08/01/46	7,865	9,812,728
Snohomish County Housing Authority, Refunding RB, 4.00%, 04/01/44	1,140	1,272,591
Washington Health Care Facilities Authority, RB 4.00%, 10/01/45	1,670	1,817,494
Series A, 5.00%, 10/01/45	1,785	2,018,210
Series B, 5.00%, 08/15/44	4,000	4,135,680
Washington Health Care Facilities Authority, Refunding RB, 5.00%, 09/01/55	315	382,882
Washington State Housing Finance Commission, RB, M/F Housing, Series A-1, 3.50%, 12/20/35	3,152	3,592,569

		31,601,030

West Virginia — 0.4%
West Virginia Hospital Finance Authority, RB, Series A, 4.00%, 06/01/51	3,865	4,237,965

Wisconsin — 2.6%
Public Finance Authority, RB(c)
Series A, 5.00%, 07/15/39	250	278,163
Series A, 5.00%, 07/01/40	450	493,509
Series A, 5.00%, 10/15/40	1,130	1,241,528
Series A, 5.00%, 07/15/49	955	1,048,518
Series A, 5.00%, 07/15/54	455	498,033
Series A, 5.00%, 10/15/55	1,545	1,662,697
Series A-1, 4.50%, 01/01/35	605	661,969
Series A-1, 5.00%, 01/01/55	825	902,835

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin (continued)
Public Finance Authority, Refunding RB(c)
5.00%, 09/01/49	$335	$359,314
5.25%, 05/15/52	1,015	1,101,042
5.00%, 09/01/54	455	486,951
Wisconsin Health & Educational Facilities Authority RB, 4.00%, 08/15/51(e)	6,605	7,453,029
Wisconsin Housing & Economic Development Authority, RB, M/F Housing
Series A, 3.15%, 11/01/44	520	541,223
Series A, 4.15%, 11/01/48	5,080	5,530,830
Series A, 4.45%, 05/01/57	3,395	3,662,465
Wisconsin Housing & Economic Development Authority, RB, S/F Housing
Series A, 1.80%, 03/01/31	400	396,184
Series A, 1.85%, 09/01/31	320	317,029
Series A, 1.90%, 03/01/32	600	594,703
Series A, 1.95%, 09/01/32	450	446,661
Wisconsin Housing & Economic Development Authority, Refunding RB, M/F Housing
Series A, (HUD SECT 8), 2.05%, 11/01/36	1,165	1,132,818
Series A, (HUD SECT 8), 2.25%, 11/01/41	805	776,249
Series A, (HUD SECT 8), 2.45%, 11/01/46	1,210	1,161,117

		30,746,867

Total Municipal Bonds — 120.8% (Cost: $1,293,186,667)		1,434,888,250

Municipal Bonds Transferred to Tender Option Bond Trusts(g)

Arizona — 0.9%
City of Phoenix Civic Improvement Corp., ARB, AMT, Senior Lien, 5.00%, 07/01/43	4,000	4,805,398
Maricopa County Industrial Development Authority, RB, Series A, 4.00%, 01/01/41	5,085	5,768,192

		10,573,590

California — 1.6%
Bay Area Toll Authority, Refunding RB(h)
4.00%, 04/01/42	1,998	2,245,541
4.00%, 04/01/47	9,108	10,156,900
Los Angeles Unified School District, GO, Series B-1, 5.25%, 07/01/42(h)	3,729	4,572,537
Sacramento Area Flood Control Agency, Refunding SAB, 5.00%, 10/01/47	1,980	2,332,126

		19,307,104

Colorado — 0.6%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/48(h)	5,518	6,715,238

Connecticut — 0.3%
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45	3,271	3,789,379

District of Columbia — 1.0%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, (FHA), 4.10%, 09/01/39	3,052	3,341,869

Security	Par (000)	Value

District of Columbia (continued)
Metropolitan Washington Airports Authority, Refunding RB, Series A, AMT, 5.00%, 10/01/30	$5,930	$6,175,579
Washington Metropolitan Area Transit Authority, RB, Series B, 5.00%, 07/01/42	2,045	2,432,421

		11,949,869

Florida — 3.5%
City of South Miami Health Facilities Authority, Inc., Refunding RB, 5.00%, 08/15/47	4,215	5,005,595
City of Tampa Florida, RB, Series A, 4.00%, 11/15/46	1,917	2,112,322
County of Broward Florida Port Facilities Revenue, ARB, Series B, AMT, 4.00%, 09/01/49	8,100	9,075,823
County of Miami-Dade Florida Transit System, Refunding RB, 5.00%, 07/01/22	6,870	7,090,015
County of Seminole Florida Sales Tax Revenue, Refunding RB, Series B, (NPFGC), 5.25%, 10/01/31	6,300	8,212,141
Greater Orlando Aviation Authority, ARB, Series A, AMT, 4.00%, 10/01/49(h)	9,456	10,625,356

		42,121,252

Georgia — 1.3%
Georgia Housing & Finance Authority, Refunding RB
Series A, 3.60%, 12/01/44	1,574	1,688,685
Series A, 3.70%, 06/01/49	7,303	7,840,110
Georgia Ports Authority, RB, 4.00%, 07/01/51(h)	5,403	6,322,475

		15,851,270

Illinois — 1.9%
City of Chicago IIllinois Waterworks Revenue, Refunding RB, 2nd Lien, (AGM), 5.25%, 11/01/33	2,850	2,860,046
Illinois Finance Authority, Refunding RB
Series C, 4.00%, 02/15/27	2	2,573
Series C, 4.00%, 02/15/41	912	1,025,962
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/38	5,017	5,275,148
Series A, 5.00%, 01/01/40	6,451	7,382,042
Series B, 5.00%, 01/01/40	2,459	2,853,568
Series C, 5.00%, 01/01/38	3,243	3,661,524

		23,060,863

Kansas — 1.2%
Wyandotte County Unified School District No. 500 Kansas City, GO, Series A, 5.50%, 09/01/26	11,167	13,733,281

Louisiana — 0.3%
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, Series A, 1st Lien, 4.00%, 05/01/41	3,600	3,930,851

Maryland — 1.5%
City of Baltimore Maryland, RB
Series A, 5.00%, 07/01/41	6,653	7,895,215
Series A, 5.00%, 07/01/46	3,815	4,503,036
Series A, 4.00%, 07/01/49	3,378	3,872,703
Maryland Stadium Authority, RB, 5.00%, 05/01/42	1,500	1,814,829

		18,085,783

Massachusetts — 0.9%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 03/01/46	4,484	4,910,786
Massachusetts Development Finance Agency, RB, 4.00%, 09/01/49	1,000	1,026,595

34	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts Development Finance Agency, Refunding RB, 4.00%, 07/01/35	$430	$492,499
Massachusetts Housing Finance Agency, RB, M/F Housing, Series A-1, (FHA), 3.10%, 06/01/60	1,246	1,251,540
Massachusetts School Building Authority, RB, Series B, 5.00%, 11/15/46(h)	2,000	2,391,206

		10,072,626

Michigan — 3.6%
Michigan Finance Authority, RB
4.00%, 02/15/47	5,517	6,293,124
Series A, 5.00%, 11/01/44	4,671	5,365,933
Series A, 4.00%, 02/15/50	3,975	4,516,906
Michigan Finance Authority, Refunding RB, 5.00%, 12/01/39	16,605	16,669,295
Michigan State Building Authority, Refunding RB
Series I, 5.00%, 10/15/45	2,050	2,351,738
Series I, 4.00%, 04/15/54	3,765	4,240,465
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 4.05%, 10/01/48	2,756	2,988,397

		42,425,858

Nevada — 1.8%
County of Clark Nevada, GO
Series A, 5.00%, 06/01/38	7,263	8,885,841
Series A, 5.00%, 05/01/48	2,739	3,291,009
Las Vegas Valley Water District, Refunding GO, Series A, 5.00%, 06/01/46	8,180	9,591,972

		21,768,822

New Jersey — 1.2%
Hudson County Improvement Authority, RB, 5.25%, 05/01/51	1,920	2,245,034
New Jersey Turnpike Authority, Refunding RB
Series B, 4.00%, 01/01/37	5,501	6,247,316
Series G, 4.00%, 01/01/43	5,103	5,718,435

		14,210,785

New York — 7.0%
Hudson Yards Infrastructure Corp., RB, 5.75%, 02/15/47(h)	418	418,626
Metropolitan Transportation Authority, RB, Sub- Series D-1, 5.25%, 11/15/44	8,220	9,110,312
New York City Housing Development Corp., Refunding RB, Series A, 4.15%, 11/01/38	6,450	7,067,001
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-1, (SAW), 4.00%, 07/15/42(h)	3,960	4,053,715
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series C, 3.00%, 05/01/46	1,488	1,558,456
Sub-Series A-3, 5.00%, 08/01/40(h)	7,286	8,792,260
New York City Water & Sewer System, Refunding RB
Series BB, 5.25%, 06/15/44	4,408	4,435,572
Series CC, 5.00%, 06/15/23	6,260	6,706,466
Series CC, 5.00%, 06/15/47	7,061	7,563,533
Series DD, 5.00%, 06/15/35	3,945	4,397,219
Series FF, 5.00%, 06/15/39	4,050	4,649,526
Series FF, 5.00%, 06/15/45	3,859	3,963,592

Security	Par (000)	Value

New York (continued)
New York Liberty Development Corp., ARB, 5.25%, 12/15/43	$4,365	$4,389,376
New York Liberty Development Corp., Refunding RB, 5.75%, 11/15/51(h)	2,560	2,565,298
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	1,740	1,991,873
Port Authority of New York & New Jersey, ARB, Series 221, AMT, 4.00%, 07/15/60	5,144	5,728,456
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 198th Series, 5.25%, 11/15/56	5,322	6,323,805

		83,715,086

Ohio — 1.2%
Northeast Ohio Regional Sewer District, Refunding RB
4.00%, 11/15/43	6,919	7,931,387
4.00%, 11/15/49(h)	5,325	5,782,991

		13,714,378

Pennsylvania — 1.5%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/36(h)	6,042	6,934,127
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 129, 3.40%, 10/01/49	3,638	3,791,722
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,514	1,829,367
Philadelphia Authority for Industrial Development, RB, Series A, 4.00%, 07/01/44	2,907	3,061,668
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	2,120	2,397,650

		18,014,534

South Carolina — 0.7%
South Carolina Ports Authority, ARB, Series B, AMT, 4.00%, 07/01/49(h)	7,065	7,826,355

Texas — 3.6%
County of Hidalgo Texas, GO, Series A, 4.00%, 08/15/43	2,703	3,066,820
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/37(h)	4,501	4,501,464
Harris County Toll Road Authority, Refunding RB, Series A, Senior Lien, 5.00%, 08/15/43	2,908	3,544,809
Houston Community College System, GO, 4.00%, 02/15/43	3,480	3,645,793
Howe Independent School District, GO, (PSF-GTD), 4.00%, 08/15/43	2,985	3,319,384
San Antonio Public Facilities Corp., Refunding RB, 4.00%, 09/15/42	4,438	4,544,393
Tarrant County Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 05/15/23	879	942,464
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Series A, 5.00%, 02/15/41	8,160	9,622,768
Texas Department of Housing & Community Affairs, RB, S/F Housing
Series A, (GNMA), 3.63%, 09/01/44	2,424	2,610,816
Series A, (GNMA), 3.00%, 09/01/45	1,703	1,766,305

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Texas Department of Housing & Community Affairs, RB, S/F Housing (continued)
Series A, (GNMA), 3.75%, 09/01/49	$1,640	$1,766,611
Series A, (GNMA), 3.00%, 03/01/50	3,227	3,346,751

		42,678,378

Virginia — 0.8%
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 5.50%, 07/01/57	5,313	6,525,286
Virginia Housing Development Authority, RB, M/F Housing, Series C, 3.70%, 08/01/48	3,045	3,215,055

		9,740,341

Washington — 0.9%
Washington Health Care Facilities Authority, Refunding RB
Series A, 5.00%, 10/01/38	6,810	8,588,191
Series B, 4.13%, 08/15/43	1,641	1,798,881

		10,387,072

Wisconsin — 0.4%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/42	2,620	2,724,563
Wisconsin Housing & Economic Development Authority, RB, M/F Housing, Series A, 4.30%, 11/01/53	1,605	1,727,942

		4,452,505

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 37.7% (Cost: $418,933,173)		448,125,220

Total Long-Term Investments — 158.5% (Cost: $1,712,119,840)		1,883,013,470

Security	Shares	Value

Short-Term Securities

Money Market Funds — 2.2%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(i)(j)	26,307,847	$26,310,478

Total Short-Term Securities — 2.2% (Cost: $26,310,478)		26,310,478

Total Investments — 160.7% (Cost: $1,738,430,318)		1,909,323,948

Liabilities in Excess of Other Assets — (1.2)%		(14,254,644)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (21.6)%		(257,094,138)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (37.9)%		(450,130,434)

Net Assets Applicable to Common Shares — 100.0%		$1,187,844,732

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Zero-coupon bond.
(e)	When-issued security.
(f)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(g)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between November 1, 2021 to November 15, 2051, is $49,472,872. See Note 4 of the Notes to Financial Statements for details.

(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$22,733,566	$3,576,681	(a)	$—	$231	$—	$26,310,478	26,307,847	$425	$—

(a)	Represents net amount purchased (sold).

36	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniYield Quality Fund, Inc. (MQY)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	299	12/21/21	$39,066	$349,467
U.S. Long Bond	184	12/21/21	29,590	105,460
5-Year U.S. Treasury Note	237	12/31/21	28,842	192,876

				$647,803

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$647,803	$—	$647,803

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(2,509,700)	$—	$(2,509,700)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$710,581	$—	$710,581

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$122,657,160

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$1,434,888,250	$—	$1,434,888,250
Municipal Bonds Transferred to Tender Option Bond Trusts	—	448,125,220	—	448,125,220

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniYield Quality Fund, Inc. (MQY)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Short-Term Securities
Money Market Funds	$26,310,478	$—	$—	$26,310,478

	$26,310,478	$1,883,013,470	$—	$1,909,323,948

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$647,803	$—	$—	$647,803

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
Loan for TOB Trust Certificates	$—	$(424,880)	$—	$(424,880)
TOB Trust Certificates	—	(256,605,277)	—	(256,605,277)
VRDP Shares at Liquidation Value	—	(450,300,000)	—	(450,300,000)

	$—	$(707,330,157)	$—	$(707,330,157)

See notes to financial statements.

38	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) October 31, 2021	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 1.2%
City of Birmingham Alabama, GO, CAB, Series A-1, 5.00%, 03/01/45	$915	$1,040,900
Homewood Educational Building Authority, Refunding RB
Series A, 5.00%, 12/01/34	240	285,489
Series A, 5.00%, 12/01/47	655	758,216
Southeast Energy Authority A Cooperative District, RB, Series B, 4.00%, 12/01/51(a)	1,380	1,648,791

		3,733,396

Arizona — 2.3%
Arizona Industrial Development Authority, RB(b)
5.00%, 07/01/54	545	596,812
Series A, 5.00%, 07/01/39	480	504,586
Series A, 5.00%, 07/01/49	545	568,596
Series A, 5.00%, 07/01/54	420	437,518
City of Phoenix Civic Improvement Corp., Refunding RB, AMT, Senior Lien, 5.00%, 07/01/32	1,000	1,073,585
Glendale Industrial Development Authority, RB, 5.00%, 05/15/56	305	341,024
Industrial Development Authority of the County of Pima, RB(b)
5.00%, 07/01/39	500	529,268
5.00%, 06/15/47	830	840,122
Industrial Development Authority of the County of Pima, Refunding RB(b)
5.00%, 06/15/49	485	508,347
5.00%, 06/15/52	470	491,943
Maricopa County Industrial Development Authority, Refunding RB
5.00%, 07/01/39(b)	200	233,026
5.00%, 07/01/54(b)	470	532,478
Series A, 5.00%, 09/01/36	575	706,929

		7,364,234

Arkansas — 0.5%
Arkansas Development Finance Authority, RB, Series A, AMT, 4.50%, 09/01/49(b)	1,375	1,496,250

California — 8.5%
California Community Housing Agency, RB, M/F Housing(b)
Series A, 5.00%, 04/01/49	205	230,065
Series A-2, 4.00%, 08/01/47	1,325	1,360,399
California Health Facilities Financing Authority, Refunding RB
Series A, 5.00%, 07/01/37	945	1,014,065
Sub-Series A-2, 5.00%, 11/01/47	1,140	1,670,722
California Housing Finance, RB, M/F Housing, Series 2021-1, Class A, 3.50%, 11/20/35	813	940,622
California Statewide Communities Development Authority, RB, Series A, 5.00%, 04/01/42	1,290	1,315,644
California Statewide Communities Development Authority, Refunding RB, Series A, 4.00%, 12/01/53	865	899,695
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 3.50%, 06/01/36	870	885,245
Series A-1, 5.00%, 06/01/47	785	804,117

Security	Par (000)	Value

California (continued)
Mount San Antonio Community College District, Refunding GO, CAB, Series A, Convertible, 6.25%, 08/01/43(c)	$5,000	$5,772,000
Norman Y Mineta San Jose International Airport SJC, Refunding RB
Series A, AMT, 5.00%, 03/01/36	365	437,494
Series A, AMT, 5.00%, 03/01/37	400	478,614
San Diego Community College District, GO, CAB(d)
0.00%, 08/01/31	1,855	1,164,304
0.00%, 08/01/32	2,320	1,367,519
San Diego Unified School District, GO, CAB(d)
Series C, Election 2008, 0.00%, 07/01/38	1,400	979,161
Series G, Election 2008, 0.00%, 01/01/24(e)	2,730	1,408,472
San Diego Unified School District, Refunding GO, CAB, Series R-1, 0.00%, 07/01/31(d)	1,110	942,084
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB, Series A, AMT, 5.00%, 05/01/49	705	849,708
State of California, GO, 5.00%, 04/01/42	1,500	1,528,248
Yosemite Community College District, GO(d)
Series D, 0.00%, 08/01/36	2,000	1,459,424
Series D, Election 2004, 0.00%, 08/01/37	2,790	1,973,747

		27,481,349

Colorado — 1.9%
City & County of Denver Colorado, COP, Series A, 4.00%, 06/01/48	1,165	1,281,698
Colorado Health Facilities Authority, RB, Series A, 4.00%, 11/15/46	945	1,035,722
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	940	1,057,169
Regional Transportation District, COP, Series A, 5.00%, 06/01/39	2,500	2,666,970

		6,041,559

Connecticut — 1.0%
Connecticut Housing Finance Authority, Refunding RB, M/F Housing, Series E-1, (HUD SECT 8), 3.25%, 11/15/54	620	636,641
Connecticut Housing Finance Authority, Refunding RB, S/F Housing, Series A-1, 3.80%, 11/15/39	85	89,819
Connecticut State Health & Educational Facilities Authority, Refunding RB, Series A, 4.00%, 07/01/41	1,650	1,852,214
State of Connecticut, GO, Series C, 5.00%, 06/15/32	545	675,921

		3,254,595

District of Columbia — 0.3%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, 4.00%, 10/01/49	875	974,628

Florida — 9.7%
Brevard County Health Facilities Authority, Refunding RB, 5.00%, 04/01/39	1,420	1,550,694
Capital Trust Agency, Inc., RB(b)
Series A, 5.00%, 06/01/55	480	500,472
Series SE, 3.00%, 07/01/31	100	102,840
Series SE, 4.00%, 07/01/41	165	178,643
Series SE, 4.00%, 07/01/51	190	202,705
Series SE, 4.00%, 07/01/56	160	170,008
City of Tampa Florida, RB, CAB(d)
Series A, 0.00%, 09/01/49	525	189,583

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
City of Tampa Florida, RB, CAB(d) (continued)
Series A, 0.00%, 09/01/53	$560	$169,761
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/38	425	484,477
County of Miami-Dade Florida Aviation Revenue, Refunding RB
AMT, 5.00%, 10/01/34	160	178,654
Series A, AMT, 5.00%, 10/01/22(e)	1,730	1,804,551
County of Miami-Dade Seaport Department, ARB(e)
Series A, 6.00%, 10/01/23	1,780	1,974,558
Series B, AMT, 6.00%, 10/01/23	1,150	1,274,589
Series B, AMT, 6.25%, 10/01/23	360	400,477
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(d)
Series A-2, 0.00%, 10/01/41	505	271,408
Series A-2, 0.00%, 10/01/42	675	348,324
Series A-2, 0.00%, 10/01/43	615	304,463
Series A-2, 0.00%, 10/01/44	625	297,569
Series A-2, 0.00%, 10/01/45	525	240,663
Escambia County Health Facilities Authority, Refunding RB, 4.00%, 08/15/45	850	938,522
Florida Development Finance Corp., RB(b)
AMT, 5.00%, 05/01/29	480	511,551
Series A, AMT, 5.00%, 08/01/29(a)	185	189,546
Florida Development Finance Corp., Refunding RB, Series C, 5.00%, 09/15/50(b)	270	293,986
Greater Orlando Aviation Authority, ARB
Sub-Series A, AMT, 5.00%, 10/01/37	660	790,979
Sub-Series A, AMT, 5.00%, 10/01/47	2,170	2,581,363
Sub-Series A, AMT, 5.00%, 10/01/52	1,330	1,574,511
Lakewood Ranch Stewardship District, SAB, S/F Housing
4.00%, 05/01/40	235	248,311
4.00%, 05/01/50	395	411,451
Miami-Dade County Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/40	2,635	2,974,011
Miami-Dade County Health Facilities Authority Refunding RB, 4.00%, 08/01/51(f)	900	1,024,092
Miami-Dade County Seaport Department Refunding RB, Series A-1, AMT, (AGM), 4.00%, 10/01/45	790	902,381
Orange County Health Facilities Authority, Refunding RB
5.00%, 08/01/41	495	543,255
5.00%, 08/01/47	1,435	1,570,836
Orange County Housing Finance Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 3.75%, 09/01/47	200	210,548
Palm Beach County Health Facilities Authority, RB, Series B, 4.00%, 11/15/41	140	158,757
Putnam County Development Authority, Refunding RB, Series A, 5.00%, 03/15/42	1,560	1,838,936
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/23(e)	1,040	1,122,069
State of Florida, GO, Series B, 4.00%, 07/01/39	1,840	2,140,483
Storey Creek Community Development District, SAB, 4.13%, 12/15/49	500	529,920

		31,199,947

Security	Par (000)	Value

Georgia — 1.5%
Gainesville & Hall County Hospital Authority, Refunding RB, Series A, (GTD), 5.50%, 02/15/25(e)	$440	$511,289
George L Smith II Congress Center Authority, RB, 4.00%, 01/01/54	280	312,924
LaGrange-Troup County Hospital Authority, Refunding RB, 4.00%, 04/01/47	1,110	1,213,150
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/43	615	729,864
Municipal Electric Authority of Georgia, RB
4.00%, 01/01/49	470	517,492
5.00%, 01/01/56	645	757,692
Private Colleges & Universities Authority, RB, 5.00%, 04/01/24(e)	670	743,750

		4,786,161

Hawaii — 0.4%
State of Hawaii Airports System Revenue, ARB, Series A, AMT, 5.00%, 07/01/45	1,150	1,301,853

Illinois — 10.1%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/36	985	1,209,458
Series A, 5.00%, 12/01/38	400	489,270
Series A, 5.00%, 12/01/39	360	438,817
Series A, 5.00%, 12/01/40	730	887,163
Series A, 5.00%, 12/01/41	470	570,587
Chicago Board of Education, Refunding GO
Series A, 5.00%, 12/01/28	205	250,432
Series A, 5.00%, 12/01/30	840	1,032,028
Chicago Board of Education, Refunding GO, CAB, Series A, 0.00%, 12/01/25(d)	225	213,570
Chicago Midway International Airport, Refunding ARB, Series A, AMT, 2nd Lien, 5.00%, 01/01/34	505	549,169
Chicago O’Hare International Airport, ARB, Series D, Senior Lien, 5.25%, 01/01/42	2,585	3,079,792
Chicago O’Hare International Airport, Refunding ARB, Series C, AMT, Senior Lien, 5.38%, 01/01/39	3,235	3,408,457
Chicago Transit Authority Sales Tax Receipts Fund, RB, 5.25%, 12/01/21(e)	515	517,112
Illinois Finance Authority, Refunding RB
Series C, 4.13%, 08/15/37	665	737,712
Series C, 5.00%, 08/15/44	305	347,479
Illinois Housing Development Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.13%, 10/01/38	645	711,573
Illinois State Toll Highway Authority, RB, Series B, 5.00%, 01/01/37	2,465	2,869,036
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	670	773,593
Metropolitan Pier & Exposition Authority, RB, CAB, Series A, (NPFGC), 0.00%, 12/15/36(d)	10,000	6,919,830
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	515	569,970
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, Series B, (AGM), 0.00%, 06/15/44(d)	2,980	1,598,692
Regional Transportation Authority, RB, Series B, (NPFGC), 5.75%, 06/01/33	2,000	2,678,786
State of Illinois, GO
5.25%, 02/01/32	870	951,587
5.50%, 07/01/33	710	762,406

40	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
State of Illinois, GO (continued)
5.25%, 02/01/34	$600	$656,267
5.50%, 07/01/38	390	418,448

		32,641,234

Indiana — 0.4%
Indiana Finance Authority, RB, Series A, AMT, 5.00%, 07/01/23(e)	1,215	1,306,336

Louisiana — 1.8%
Louisiana Public Facilities Authority, Refunding RB, 5.00%, 05/15/46	2,400	2,780,390
New Orleans Aviation Board, ARB, Series B, AMT, 5.00%, 01/01/40	2,620	2,935,430

		5,715,820

Maine — 0.0%
Maine State Housing Authority, RB, S/F Housing, Series B, 3.35%, 11/15/44	175	183,236

Maryland — 0.3%
City of Baltimore Maryland, Refunding TA, Series A, Senior Lien, 3.63%, 06/01/46(b)	655	672,917
Maryland Economic Development Corp., RB, 5.00%, 07/01/56	145	173,898

		846,815

Massachusetts — 1.9%
Massachusetts Development Finance Agency, RB, Series A, 5.00%, 01/01/47	1,855	2,133,834
Massachusetts Development Finance Agency, Refunding RB, 4.00%, 07/01/41	815	926,213
Massachusetts Educational Financing Authority, RB, Series C, AMT, Subordinate, 3.00%, 07/01/51	515	513,070
Massachusetts Housing Finance Agency, RB, M/F Housing, Series A, 3.85%, 06/01/46	55	58,236
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.45%, 12/01/42	660	687,003
Massachusetts School Building Authority, RB
Series A, 5.00%, 05/15/23(e)	1,110	1,191,035
Sub-Series B, 4.00%, 02/15/43	670	718,482

		6,227,873

Michigan — 4.2%
Eastern Michigan University, RB, Series A, (AGM), 4.00%, 03/01/44	545	616,287
Michigan Finance Authority, Refunding RB
5.00%, 12/01/21(e)	15	15,058
4.00%, 11/15/46	1,050	1,149,821
Series A, 4.00%, 12/01/40	2,630	2,980,382
Michigan State Housing Development Authority, RB, M/F Housing
Series A, 2.45%, 10/01/46	625	604,764
Series A, 4.15%, 10/01/53	1,680	1,804,217
Series A, 2.70%, 10/01/56	2,240	2,202,738
Michigan State Housing Development Authority, RB, S/F Housing, Series B, 2.95%, 12/01/39	450	460,854
Michigan State University, Refunding RB, Series B, 5.00%, 02/15/48	570	701,685

Security	Par (000)	Value

Michigan (continued)
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	$1,465	$1,732,632
Royal Oak Hospital Finance Authority, Refunding RB, Series D, 5.00%, 09/01/39	720	790,105
Western Michigan University, Refunding RB, (AGM), 5.00%, 11/15/23(e)	340	372,395

		13,430,938

Missouri — 0.4%
Kansas City Industrial Development Authority, ARB, AMT, (AGM), 4.00%, 03/01/57	1,140	1,272,548

Nebraska — 0.8%
Central Plains Energy Project, RB, 5.25%, 09/01/37	2,650	2,755,785

New Jersey — 8.6%
New Jersey Economic Development Authority, RB
Series WW, 5.25%, 06/15/25(e)	15	17,552
Series WW, 5.25%, 06/15/33	135	155,009
Series WW, 5.00%, 06/15/34	180	204,872
Series WW, 5.00%, 06/15/36	800	908,946
Series WW, 5.25%, 06/15/40	305	346,129
AMT, 5.13%, 01/01/34	610	664,275
AMT, 5.38%, 01/01/43	790	866,558
New Jersey Economic Development Authority, Refunding RB, Sub-Series A, 4.00%, 07/01/32	295	327,892
New Jersey Educational Facilities Authority, Refunding RB, Series A, 5.00%, 07/01/42	800	936,050
New Jersey Higher Education Student Assistance Authority, RB, Series C, AMT, Subordinate, 4.25%, 12/01/50	800	845,094
New Jersey Higher Education Student Assistance Authority, Refunding RB
1st Series, AMT, 5.50%, 12/01/25	165	165,561
1st Series, AMT, 5.50%, 12/01/26	115	115,391
1st Series, AMT, 5.75%, 12/01/28	65	65,233
Series B, AMT, 3.25%, 12/01/39	2,150	2,234,757
Sub-Series C, AMT, 3.63%, 12/01/49	645	651,363
New Jersey Housing & Mortgage Finance Agency, Refunding RB, 2nd Series, AMT, 4.35%, 11/01/33	840	863,159
New Jersey Transportation Trust Fund Authority, RB
Series A, (NPFGC), 5.75%, 06/15/25	1,400	1,648,560
Series A, 0.00%, 12/15/29(d)	225	192,742
Series AA, 5.25%, 06/15/33	1,315	1,411,620
Series AA, 5.00%, 06/15/38	1,180	1,300,113
Series AA, 5.50%, 06/15/39	4,650	4,993,714
Series AA, 5.00%, 06/15/45	790	968,909
Series AA, 3.00%, 06/15/50	235	241,876
Series D, 5.00%, 06/15/32	525	590,661
New Jersey Transportation Trust Fund Authority, Refunding RB, 4.00%, 12/15/39	925	1,046,046
South Jersey Transportation Authority, RB, Series A, 4.00%, 11/01/50	510	570,483
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/34	820	983,360
Series A, 5.00%, 06/01/36	1,220	1,460,069

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
Tobacco Settlement Financing Corp., Refunding RB (continued)
Series A, 4.00%, 06/01/37	$745	$841,456
Sub-Series B, 5.00%, 06/01/46	2,005	2,307,795

		27,925,245

New Mexico — 0.2%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/39	170	189,652
New Mexico Hospital Equipment Loan Council, Refunding RB, Series VIC, 5.00%, 08/01/44	325	368,555

		558,207

New York — 8.7%
Hudson Yards Infrastructure Corp., RB, 5.75%, 02/15/47	200	200,229
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.00%, 11/15/56	1,330	1,505,781
New York City Housing Development Corp., RB, M/F Housing, Series I-1, (FHA 542 (C)), 2.55%, 11/01/45	1,000	985,474
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-3, Subordinate, (SAW), 4.00%, 07/15/46	1,000	1,118,437
New York City Transitional Finance Authority Future Tax Secured Revenue, Refunding RB, Series B, 5.00%, 11/01/32	2,200	2,302,117
New York City Water & Sewer System, RB, Series DD-1, 4.00%, 06/15/48	5,000	5,612,530
New York City Water & Sewer System, Refunding RB, Series BB, 5.25%, 12/15/21(e)	1,250	1,257,756
New York Liberty Development Corp., Refunding RB 2.88%, 11/15/46	4,030	4,037,847
Series 1, Class 1, 5.00%, 11/15/44(b)	975	1,064,994
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	395	452,178
New York Transportation Development Corp., ARB, Series A, AMT, 5.25%, 01/01/50	4,950	5,497,866
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	350	432,315
AMT, 5.00%, 10/01/40	1,000	1,217,828
Port Authority of New York & New Jersey, Refunding ARB
Consolidated, 186th Series, AMT, 5.00%, 10/15/36	555	621,020
Consolidated, 186th Series, AMT, 5.00%, 10/15/44	1,110	1,234,100
Series 207, AMT, 4.00%, 09/15/43	410	459,062

		27,999,534

Ohio — 3.3%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	4,245	4,770,191
County of Butler Ohio, Refunding RB, 4.00%, 11/15/37	890	993,907
County of Lucas Ohio, Refunding RB, Series A, 6.50%, 11/15/21(e)	460	461,047
Montgomery County Refunding RB, 4.00%, 08/01/51(f)	2,310	2,618,602
Ohio Housing Finance Agency, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.00%, 09/01/48	150	159,442
Ohio Turnpike & Infrastructure Commission, RB
Series A-1, Junior Lien, 5.25%, 02/15/32	610	647,093
Series A-1, Junior Lien, 5.25%, 02/15/33	850	901,474

		10,551,756

Security	Par (000)	Value

Oklahoma — 0.2%
Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	$495	$558,676

Oregon — 0.4%
Clackamas Community College District, GO, Series A, 5.00%, 06/15/40	390	471,815
Clackamas County School District No.12 North Clackamas, GO, CAB, Series A, (GTD), 0.00%, 06/15/38(d)	875	489,452
State of Oregon Housing & Community Services Department, RB, S/F Housing, Series C, 3.95%, 07/01/43	245	253,091

		1,214,358

Pennsylvania — 11.8%
Allegheny County Airport Authority RB, Series A, AMT, 5.00%, 01/01/56	1,610	1,950,776
Bucks County Industrial Development Authority, RB
4.00%, 07/01/46	100	110,807
4.00%, 07/01/51	100	110,422
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB
Series B, AMT, 5.00%, 07/01/35	670	804,919
Series B, AMT, 5.00%, 07/01/47	765	899,397
Commonwealth Financing Authority, RB
(AGM), 4.00%, 06/01/39	935	1,057,377
Series B, 5.00%, 06/01/22(e)	2,110	2,168,911
Montgomery County Higher Education and Health Authority, Refunding RB, Series A, 4.00%, 09/01/49	840	929,125
Pennsylvania Economic Development Financing Authority, RB
Series A-1, 4.00%, 04/15/50	875	994,367
Series B, 4.00%, 03/15/40	3,000	3,281,250
AMT, 5.00%, 12/31/34	2,220	2,618,699
AMT, 5.00%, 12/31/38	1,155	1,357,160
AMT, 5.00%, 06/30/42	3,300	3,799,511
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A, 4.00%, 11/15/42	835	939,295
Pennsylvania Higher Education Assistance Agency, RB, Series B, AMT, Subordinate, 3.00%, 06/01/47	180	170,277
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series A, 5.25%, 09/01/50	3,175	3,571,446
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 128B, AMT, 3.85%, 04/01/38	1,760	1,919,539
Pennsylvania Turnpike Commission, RB
Series A, 5.00%, 12/01/38	550	620,535
Series A-1, 5.00%, 12/01/41	730	857,889
Series B, 5.00%, 12/01/40	285	329,431
Series C, 5.50%, 12/01/23(e)	490	542,691
Series C, 5.00%, 12/01/39	2,900	3,269,820
Sub-Series A-1, Subordinate, 5.00%, 12/01/41	1,755	2,027,925
Pennsylvania Turnpike Commission, Refunding RB
3rd Series, 4.00%, 12/01/38	1,835	2,067,318
Series A-1, 5.00%, 12/01/40	680	777,523
School District of Philadelphia Refunding GOL, Series F, (SAW), 5.00%, 09/01/38	270	317,357
School District of Philadelphia, GO, Series A, (SAW), 4.00%, 09/01/46(f)	575	655,311

		38,149,078

42	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico — 4.6%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	$5,407	$6,014,185
Series A-1, Restructured, 5.00%, 07/01/58	3,922	4,427,781
Series A-2, Restructured, 4.33%, 07/01/40	1,324	1,451,898
Series A-2, Restructured, 4.78%, 07/01/58	276	307,522
Series B-1, Restructured, 4.75%, 07/01/53	424	470,040
Series B-2, Restructured, 4.78%, 07/01/58	411	457,593
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	5,089	1,657,498

		14,786,517

Rhode Island — 1.3%
Rhode Island Turnpike & Bridge Authority, Refunding RB, Series A, 5.00%, 10/01/40	415	484,052
Tobacco Settlement Financing Corp., Refunding RB
Series B, 4.50%, 06/01/45	945	1,010,529
Series B, 5.00%, 06/01/50	2,340	2,562,700

		4,057,281

South Carolina — 7.0%
Charleston County Airport District, ARB, Series A, AMT, 5.50%, 07/01/41	1,360	1,464,263
County of Berkeley South Carolina, SAB
4.25%, 11/01/40	315	348,133
4.38%, 11/01/49	465	511,224
South Carolina Jobs-Economic Development Authority, RB
5.00%, 11/01/48	2,010	2,426,832
5.00%, 01/01/55(b)	855	889,629
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/38	2,220	2,661,070
South Carolina Ports Authority, ARB
AMT, 5.25%, 07/01/25(e)	2,040	2,385,686
AMT, 5.00%, 07/01/48	470	553,458
South Carolina Public Service Authority, RB
Series A, 5.50%, 12/01/54	3,935	4,387,454
Series E, 5.50%, 12/01/53	2,820	3,086,408
South Carolina Public Service Authority, Refunding RB, Series B, 5.00%, 12/01/38	1,840	2,003,655
South Carolina State Housing Finance & Development Authority RB, Series A, 2.25%, 07/01/46	2,060	1,980,527

		22,698,339

South Dakota — 0.4%
South Dakota Health & Educational Facilities Authority, Refunding RB, 4.00%, 07/01/37	1,085	1,217,611

Tennessee — 1.1%
Greeneville Health & Educational Facilities Board, Refunding RB, Series A, 4.00%, 07/01/40	750	846,346
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/46	1,110	1,279,570

Security	Par (000)	Value

Tennessee (continued)
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Series A, 4.00%, 10/01/49	$210	$231,459
Tennessee Energy Acquisition Corp., RB, Series A, 5.00%, 05/01/52(a)	1,060	1,363,254

		3,720,629

Texas — 14.9%
Brazos Higher Education Authority, Inc., RB, Series 1B, AMT, Subordinate, 3.00%, 04/01/40	115	105,982
Central Texas Turnpike System, RB, Series C, 5.00%, 08/15/37	1,240	1,383,013
Central Texas Turnpike System, Refunding RB, Series A, 5.00%, 08/15/22(e)	605	627,568
City of Houston Texas Airport System Revenue, RB, Series A, AMT, 6.63%, 07/15/38	405	406,742
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	230	267,122
City of Houston Texas Airport System Revenue, Refunding RB
Series A, AMT, 5.00%, 07/01/27	225	260,481
Sub-Series A, AMT, 4.00%, 07/01/39	450	520,593
Sub-Series A, AMT, 4.00%, 07/01/40	360	414,310
Sub-Series A, AMT, 4.00%, 07/01/41	360	413,900
Sub-Series A, AMT, 4.00%, 07/01/47	350	393,350
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23(e)	500	529,344
Dallas Fort Worth International Airport, ARB(e)
Series D, AMT, 5.00%, 11/01/21	1,800	1,800,000
Series D, AMT, 5.00%, 11/01/42	1,140	1,140,000
Series H, AMT, 5.00%, 11/01/21	2,715	2,715,000
Dallas Fort Worth International Airport, Refunding RB, Series F, 5.25%, 11/01/33	865	945,279
Leander Independent School District, Refunding GO, CAB, Series D, (PSF), 0.00%, 08/15/24(d)(e)	3,020	1,523,877
Midland County Fresh Water Supply District No.1, RB, CAB, Series A, 0.00%, 09/15/36(d)	1,850	1,065,633
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(b)	450	479,540
North Texas Tollway Authority, RB, CAB, Series C, 6.75%, 09/01/31(e)	10,000	14,631,860
North Texas Tollway Authority, Refunding RB
4.25%, 01/01/49	1,090	1,227,427
Series A, 5.00%, 01/01/43	790	951,333
Series B, 5.00%, 01/01/40	530	556,179
San Antonio Public Facilities Corp., Refunding RB(d)
0.00%, 09/15/35	1,150	606,009
0.00%, 09/15/36	3,875	1,925,379
0.00%, 09/15/37	17,775	8,316,141
Tarrant County Cultural Education Facilities Finance Corp., RB, Series B, 5.00%, 07/01/35	1,680	2,066,608
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.25%, 12/01/39	750	819,794
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	260	278,337
Texas Department of Housing & Community Affairs, RB, S/F Housing, Series A, (GNMA), 4.25%, 09/01/43	305	327,085

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/32	$125	$163,350
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, Senior Lien, 5.00%, 12/31/45	1,135	1,271,344

		48,132,580

Utah — 0.7%
City of Salt Lake City Utah Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/42	1,095	1,288,674
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/48	395	467,112
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/39(b)	185	197,788
Utah Charter School Finance Authority, Refunding RB, 5.00%, 06/15/40(b)	335	382,991

		2,336,565

Washington — 3.4%
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/43	1,730	2,008,682
Series C, AMT, 5.00%, 04/01/40	900	1,001,137
Port of Seattle Washington, Refunding ARB, Series C, AMT, 5.00%, 08/01/46	2,145	2,676,198
Snohomish County Housing Authority, Refunding RB, 4.00%, 04/01/44	430	480,012
Washington Health Care Facilities Authority, RB
4.00%, 10/01/45	630	685,642
Series B, 5.00%, 08/15/44	3,000	3,101,760
Washington State Housing Finance Commission, RB, M/F Housing, Series A-1, 3.50%, 12/20/35	860	980,307

		10,933,738

West Virginia — 0.3%
West Virginia Hospital Finance Authority, RB, Series A, 4.00%, 06/01/51	870	953,953

Wisconsin — 2.2%
Public Finance Authority, RB(b)
Series A, 5.00%, 07/15/39	100	111,265
Series A, 5.00%, 07/01/40	300	329,006
Series A, 5.00%, 07/15/49	355	389,763
Series A, 5.00%, 07/15/54	170	186,078
Series A-1, 5.00%, 01/01/55	535	585,475
Public Finance Authority, Refunding RB, 5.00%, 09/01/39(b)	295	318,942
Wisconsin Health & Educational Facilities Authority RB, 4.00%, 08/15/51(f)	1,805	2,036,748
Wisconsin Housing & Economic Development Authority, RB, M/F Housing
Series A, 4.15%, 11/01/48	1,920	2,090,392
Series A, 4.45%, 05/01/57	1,030	1,111,146

		7,158,815

Total Municipal Bonds — 116.3% (Cost: $335,740,466)		374,967,439

Security	Par (000)	Value

Municipal Bonds Transferred to Tender Option Bond Trusts(g)

California(h) — 1.7%
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/47	$3,392	$3,781,647
Los Angeles Unified School District, GO, Series B-1, 5.25%, 07/01/42	1,391	1,705,951

		5,487,598

Colorado — 0.8%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/48(h)	2,084	2,536,462

Connecticut — 0.4%
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45	1,231	1,425,363

District of Columbia — 1.0%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, (FHA), 4.10%, 09/01/39	920	1,007,319
Metropolitan Washington Airports Authority, Refunding RB, Series A, AMT, 5.00%, 10/01/30	2,190	2,280,694

		3,288,013

Florida — 6.1%
City of Miami Beach Florida, RB, 5.00%, 09/01/45	2,740	3,118,832
City of South Miami Health Facilities Authority, Inc., Refunding RB, 5.00%, 08/15/47	2,340	2,778,907
County of Broward Florida Port Facilities Revenue, ARB, Series B, AMT, 4.00%, 09/01/49	2,050	2,296,968
County of Miami-Dade Florida Transit System, Refunding RB, 5.00%, 07/01/22(e)	1,540	1,589,319
County of Seminole Florida Sales Tax Revenue, Refunding RB, Series B, (NPFGC), 5.25%, 10/01/31	4,200	5,474,761
Greater Orlando Aviation Authority, ARB, Series A, AMT, 4.00%, 10/01/49(h)	2,117	2,378,524
Miami-Dade County Expressway Authority, Refunding RB, Series A, (AGM), 5.00%, 07/01/35	2,100	2,107,208

		19,744,519

Georgia — 1.1%
Georgia Housing & Finance Authority, Refunding RB, Series A, 3.70%, 06/01/49	1,770	1,900,806
Georgia Ports Authority, RB, 4.00%, 07/01/51(f)(h)	1,471	1,721,118

		3,621,924

Illinois — 4.9%
City of Chicago IIllinois Waterworks Revenue, Refunding RB, 2nd Lien, (AGM), 5.25%, 11/01/33	490	491,727
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/38	1,858	1,954,537
Series B, 5.00%, 01/01/40	930	1,078,788
Regional Transportation Authority, RB, (NPFGC), 6.50%, 07/01/26	10,000	12,156,575

		15,681,627

Louisiana — 0.5%
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, Series A, 1st Lien, 4.00%, 05/01/41	1,350	1,474,069

Maryland — 1.3%
City of Baltimore Maryland, RB
Series A, 5.00%, 07/01/41	2,478	2,940,658
Series A, 5.00%, 07/01/46	939	1,108,863

		4,049,521

44	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Massachusetts — 0.4%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 03/01/46	$1,321	$1,446,928

Michigan — 3.3%
Michigan Finance Authority, RB
Series A, 5.00%, 11/01/44	1,750	2,010,789
Series A, 4.00%, 02/15/50	2,550	2,897,638
Michigan Finance Authority, Refunding RB, 5.00%, 12/01/39(e)	4,685	4,703,140
Michigan State Building Authority, Refunding RB, Series I, 5.00%, 10/15/45	760	871,864

		10,483,431

Nevada — 2.2%
County of Clark Nevada, GO, Series A, 5.00%, 06/01/38	2,716	3,323,011
Las Vegas Valley Water District, Refunding GO, Series A, 5.00%, 06/01/46	3,080	3,611,647

		6,934,658

New Jersey — 1.6%
Hudson County Improvement Authority, RB, 5.25%, 05/01/51	720	841,888
New Jersey Turnpike Authority, Refunding RB
Series B, 4.00%, 01/01/37	2,054	2,332,104
Series G, 4.00%, 01/01/43	1,906	2,136,003

		5,309,995

New York — 7.6%
Metropolitan Transportation Authority, RB, Sub- Series D-1, 5.25%, 11/15/44	3,080	3,413,596
New York City Housing Development Corp., Refunding RB, Series A, 4.15%, 11/01/38	1,940	2,125,578
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-1, (SAW), 4.00%, 07/15/42(h)	1,500	1,535,498
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Sub-Series A-3, 5.00%, 08/01/40(h)	2,714	3,274,484
New York City Water & Sewer System, Refunding RB
Series CC, 5.00%, 06/15/23(e)	2,312	2,477,163
Series CC, 5.00%, 06/15/47	2,608	2,793,737
Series DD, 5.00%, 06/15/35	1,470	1,638,508
Series FF, 5.00%, 06/15/39	2,595	2,979,140
Port Authority of New York & New Jersey, ARB, Series 221, AMT, 4.00%, 07/15/60	1,573	1,752,108
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 198th Series, 5.25%, 11/15/56	2,001	2,377,371

		24,367,183

Ohio — 1.5%
Northeast Ohio Regional Sewer District, Refunding RB
4.00%, 11/15/43	2,581	2,959,216
4.00%, 11/15/49(h)	1,875	2,036,264

		4,995,480

Pennsylvania — 1.1%
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 129, 3.40%, 10/01/49	1,362	1,419,945

Security	Par (000)	Value

Pennsylvania (continued)
Philadelphia Authority for Industrial Development, RB, Series A, 4.00%, 07/01/44	$1,094	$1,152,071
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	800	904,774

		3,476,790

South Carolina — 0.6%
South Carolina Ports Authority, ARB, Series B, AMT, 4.00%, 07/01/49(h)	1,770	1,960,743

Texas — 3.9%
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/37(h)	1,996	1,995,649
Harris County Toll Road Authority, Refunding RB, Series A, Senior Lien, 5.00%, 08/15/43	1,094	1,333,871
Houston Community College System, GO, 4.00%, 02/15/43(e)	1,305	1,367,172
San Antonio Public Facilities Corp., Refunding RB, 4.00%, 09/15/42	1,649	1,688,795
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Series A, 5.00%, 02/15/41	3,080	3,632,123
Texas Department of Housing & Community Affairs, RB, S/F Housing
Series A, (GNMA), 3.63%, 09/01/44	805	867,375
Series A, (GNMA), 3.00%, 09/01/45	408	422,767
Series A, (GNMA), 3.75%, 09/01/49	442	475,542
Series A, (GNMA), 3.00%, 03/01/50	772	801,048

		12,584,342

Utah — 1.7%
County of Utah, RB, Series B, 4.00%, 05/15/47	5,135	5,438,717

Virginia — 0.7%
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 5.50%, 07/01/57	1,962	2,409,907

Washington — 1.0%
Washington Health Care Facilities Authority, Refunding RB, Series A, 5.00%, 10/01/38	2,565	3,234,759

Wisconsin — 0.6%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/42	1,920	1,996,626

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 44.0% (Cost: $131,658,423)		141,948,655

Total Long-Term Investments — 160.3% (Cost: $467,398,889)		516,916,094

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 2.0%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(i)(j)	6,528,283	$6,528,936

Total Short-Term Securities — 2.0% (Cost: $6,528,935)		6,528,936

Total Investments — 162.3% (Cost: $473,927,824)		523,445,030

Liabilities in Excess of Other Assets — (1.3)%		(4,054,520)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (24.9)%		(80,328,893)

VMTP Shares at Liquidation Value — (36.1)%		(116,500,000)

Net Assets Applicable to Common Shares — 100.0%		$322,561,617

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(d)	Zero-coupon bond.
(e)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(f)	When-issued security.
(g)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between November 1, 2021 to July 1, 2029, is $14,002,510. See Note 4 of the Notes to Financial Statements for details.

(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$1,059,716	$5,469,154	(a)	$—	$65	$1	$6,528,936	6,528,283	$76	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	78	12/21/21	$10,191	$92,643
U.S. Long Bond	48	12/21/21	7,719	28,026
5-Year U.S. Treasury Note	67	12/31/21	8,154	55,556

				$176,225

46	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$176,225	$—	$176,225

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(817,685)	$—	$(817,685)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$332,128	$—	$332,128

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$33,002,816

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$374,967,439	$—	$374,967,439
Municipal Bonds Transferred to Tender Option Bond Trusts	—	141,948,655	—	141,948,655
Short-Term Securities
Money Market Funds	6,528,936	—	—	6,528,936

	$6,528,936	$516,916,094	$—	$523,445,030

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$176,225	$—	$—	$176,225

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock MuniYield Quality Fund II, Inc. (MQT)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(80,308,958)	$—	$(80,308,958)
VMTP Shares at Liquidation Value	—	(116,500,000)	—	(116,500,000)

	$—	$(196,808,958)	$—	$(196,808,958)

See notes to financial statements.

48	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited)

October 31, 2021

	MYD	MQY	MQT

ASSETS
Investments, at value — unaffiliated(a)	$1,097,350,156	$1,883,013,470	$516,916,094
Investments, at value — affiliated(b)	3,293,391	26,310,478	6,528,936
Cash	78,923	260,534	69,016
Cash pledged for futures contracts	401,000	1,247,000	330,000
Receivables:
Investments sold	9,660	165,305	20,080
TOB Trust	—	3,604,609	985,461
Dividends — affiliated	24	80	21
Interest — unaffiliated	13,669,620	22,411,969	6,150,633
Variation margin on futures contracts	9,719	35,438	9,406
Prepaid expenses	4,853	1,015,141	8,336

Total assets	1,114,817,346	1,938,064,024	531,017,983

ACCRUED LIABILITIES
Payables:
Investments purchased	3,799,521	36,649,610	9,988,373
Accounting services fees	165,966	320,538	101,156
Custodian fees	15,044	35,017	8,086
Income dividend distributions — Common Shares	2,510,204	4,613,004	1,219,552
Interest expense and fees	32,126	63,981	19,935
Investment advisory fees	472,408	807,141	220,554
Directors’ and Officer’s fees	479,747	365,141	2,018
Other accrued expenses	14,300	23,740	6,345
Professional fees	87,807	87,531	58,043
Transfer agent fees	11,568	35,501	8,346
Variation margin on futures contracts	21,235	57,497	15,000

Total accrued liabilities	7,609,926	43,058,701	11,647,408

OTHER LIABILITIES
TOB Trust Certificates	153,765,259	256,605,277	80,308,958
Loan for TOB Trust Certificates	—	424,880	—
VRDP Shares, at liquidation value of $ 100,000 per share, net of deferred offering costs(c)(d)(e)	251,088,960	450,130,434	—
VMTP Shares, at liquidation value of $ 100,000 per share(c)(d)(e)	—	—	116,500,000

Total other liabilities	404,854,219	707,160,591	196,808,958

Total liabilities	412,464,145	750,219,292	208,456,366

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$702,353,201	$1,187,844,732	$322,561,617

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$626,508,559	$1,044,820,167	$279,861,119
Accumulated earnings	75,844,642	143,024,565	42,700,498

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$702,353,201	$1,187,844,732	$322,561,617

Net asset value per Common Share	$14.97	$16.22	$14.28

(a) Investments, at cost — unaffiliated	$1,005,209,292	$1,712,119,840	$467,398,889
(b) Investments, at cost — affiliated	$3,293,391	$26,310,478	$6,528,935
(c) Preferred Shares outstanding	2,514	4,503	1,165
(d) Preferred Shares authorized	16,234	14,503	7,565
(e) Par value per Preferred Share	$0.10	$0.10	$0.10
(f) Common Shares outstanding	46,919,695	73,223,950	22,584,305
(g) Common Shares authorized	199,983,766	199,985,497	199,992,435
(h) Par value per Common Share	$0.10	$0.10	$0.10

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	49

Statements of Operations (unaudited)

Six Months Ended October 31, 2021

	MYD	MQY	MQT

INVESTMENT INCOME
Dividends — affiliated	$129	$425	$76
Interest — unaffiliated	20,024,974	34,763,611	9,485,236

Total investment income	20,025,103	34,764,036	9,485,312

EXPENSES
Investment advisory	2,822,285	4,859,308	1,325,930
Accounting services	73,964	105,465	45,747
Directors and Officer	53,520	60,205	11,267
Professional	51,714	25,947	36,885
Transfer agent	27,538	26,451	15,765
Liquidity fees	12,908	—	—
Remarketing fees on Preferred Shares	12,673	—	—
Registration	8,356	5,441	4,318
Custodian	7,945	11,060	1,709
Miscellaneous	40,764	98,485	34,398

Total expenses excluding interest expense, fees and amortization of offering costs	3,111,667	5,192,362	1,476,019
Interest expense, fees and amortization of offering costs(a)	1,589,177	2,652,253	859,250

Total expenses	4,700,844	7,844,615	2,335,269
Less:
Fees waived and/or reimbursed by the Manager	(673)	(2,117)	(373)

Total expenses after fees waived and/or reimbursed	4,700,171	7,842,498	2,334,896

Net investment income	15,324,932	26,921,538	7,150,416

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	971,552	336,317	109,952
Investments — affiliated	(624)	231	65
Futures contracts	(1,822,574)	(2,509,700)	(817,685)

	(851,646)	(2,173,152)	(707,668)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(12,930,379)	(23,445,484)	(6,157,692)
Investments — affiliated	—	—	1

Futures contracts	581,972	710,581	332,128

	(12,348,407)	(22,734,903)	(5,825,563)

Net realized and unrealized loss	(13,200,053)	(24,908,055)	(6,533,231)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$2,124,879	$2,013,483	$617,185

(a)	Related to TOB Trusts, VMTP Shares and/or VRDP Shares.

See notes to financial statements.

50	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	MYD		MQY

	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$15,324,932	$32,362,237	$26,921,538	$24,245,922
Net realized gain (loss)	(851,646)	1,992,708	(2,173,152)	1,775,843
Net change in unrealized appreciation (depreciation)	(12,348,407)	85,253,215	(22,734,903)	51,309,680

Net increase in net assets applicable to Common Shareholders resulting from operations	2,124,879	119,608,160	2,013,483	77,331,445

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(15,647,718)	(31,530,034)	(27,670,309)	(23,782,343)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of common shares due to reorganization	—	—	—	704,080,024
Reinvestment of common distributions	—	—	869,876	727,882
Redemption of common shares	—	—	—	(1,564)

Net increase in net assets derived from capital share transactions	—	—	869,876	704,806,342

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(13,522,839)	88,078,126	(24,786,950)	758,355,444
Beginning of period	715,876,040	627,797,914	1,212,631,682	454,276,238

End of period	$702,353,201	$715,876,040	$1,187,844,732	$1,212,631,682

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	51

Statements of Changes in Net Assets (continued)

	MQT

	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$7,150,416	$14,721,109
Net realized gain (loss)	(707,668)	1,097,159
Net change in unrealized appreciation (depreciation)	(5,825,563)	33,432,792

Net increase in net assets applicable to Common Shareholders resulting from operations	617,185	49,251,060

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(7,312,742)	(14,051,609)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	384,471	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(6,311,086)	35,199,451
Beginning of period	328,872,703	293,673,252

End of period	$322,561,617	$328,872,703

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

52	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows (unaudited)

Six Months Ended October 31, 2021

	MYD	MQY	MQT

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$2,124,879	$2,013,483	$617,185
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Proceeds from sales of long-term investments and principal paydowns/payups	55,039,382	112,994,475	29,286,379
Purchases of long-term investments	(61,168,411)	(91,005,249)	(22,656,308)
Net purchases of short-term securities	(2,643,556)	(3,576,681)	(5,469,154)
Amortization of premium and accretion of discount on investments and other fees	1,743,512	1,395,525	409,693
Net realized gain on investments	(970,928)	(336,548)	(110,017)
Net unrealized depreciation on investments	12,930,379	23,445,484	6,157,691

(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(10)	117	(8)
Interest — unaffiliated	45,288	282,038	(39,335)
Variation margin on futures contracts	(9,719)	(35,438)	(9,406)
Prepaid expenses	16,076	144,059	10,557

Increase (Decrease) in Liabilities
Payables
Accounting services fees	62,718	78,937	38,825
Custodian fees	7,123	8,424	1,233
Interest expense and fees	(12,355)	(1,601)	(8,023)
Investment advisory fees	15,991	13,097	4,637
Directors’ and Officer’s fees	39,364	36,852	1,069
Other accrued expenses	1,779	(35,983)	(1,837)
Professional fees	(16,014)	(100,164)	(17,726)
Reorganization costs	—	(381,304)	—
Transfer agent fees	(4,052)	(12,988)	(2,295)
Variation margin on futures contracts	(10,142)	(28,033)	(8,360)

Net cash provided by operating activities	7,191,304	44,898,502	8,204,800

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(15,765,017)	(30,284,137)	(6,926,852)
Repayments of TOB Trust Certificates	(3,153,242)	(20,487,908)	(1,285,948)
Repayments of Loan for TOB Trust Certificates	—	(5,415,000)	—
Proceeds from TOB Trust Certificates	11,602,448	5,413,692	(4,562)
Proceeds from Loan for TOB Trust Certificates	—	5,839,880	—
Amortization of deferred offering costs	8,071	32,788	—

Net cash used for financing activities	(7,307,740)	(44,900,685)	(8,217,362)

CASH
Net decrease in restricted and unrestricted cash	(116,436)	(2,183)	(12,562)
Restricted and unrestricted cash at beginning of period	596,359	1,509,717	411,578

Restricted and unrestricted cash at end of period	$479,923	$1,507,534	$399,016

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$1,593,461	$2,621,066	$867,273

NON-CASH FINANCING ACTIVITIES
Reinvestment of common distributions	$—	$869,876	$384,471

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$78,923	$260,534	$69,016
Cash pledged
Futures contracts	401,000	1,247,000	330,000

	$479,923	$1,507,534	$399,016

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	53

Financial Highlights

(For a share outstanding throughout each period)

	MYD

	Six Months Ended 10/31/21 (unaudited)		Year Ended April 30,
			2021	2020		2019	2018	2017

Net asset value, beginning of period	$15.26		$13.38	$14.56		$14.38	$14.71	$15.61

Net investment income(a)	0.33		0.69	0.66		0.73	0.79	0.84
Net realized and unrealized gain (loss)		(0.29)	1.86	(1.16)		0.17	(0.30)	(0.87)

Net increase (decrease) from investment operations	0.04		2.55	(0.50)		0.90	0.49	(0.03)

Distributions to Common Shareholders from net investment income(b)		(0.33)	(0.67)	(0.68)		(0.72)	(0.82)	(0.87)

Net asset value, end of period	$14.97		$15.26	$13.38		$14.56	$14.38	$14.71

Market price, end of period	$14.37		$14.62	$12.29		$14.15	$13.12	$14.75

Total Return Applicable to Common Shareholders(c)
Based on net asset value	0.28	%(d)	19.61%	(3.66)%		6.80%	3.47%	(0.16)%

Based on market price	0.48	%(d)	24.76%	(8.94)%		13.76%	(5.85)%	(0.65)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.29	%(e)	1.36%	2.07	%(f)	2.27%	2.00%	1.75%

Total expenses after fees waived and/or reimbursed	1.29	%(e)	1.36%	2.07	%(f)	2.27%	2.00%	1.75%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(g)(h)	0.86	%(e)	0.87%	0.85	%(f)	0.88%	0.89%	0.89%

Net investment income to Common Shareholders	4.22	%(e)	4.66%	4.49	%(f)	5.10%	5.33%	5.52%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$702,353		$715,876	$627,798		$682,832	$674,077	$687,869

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$251,400		$251,400	$251,400		$251,400	$251,400	$251,400

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$379,377		$384,756	$349,719		$371,612	$368,129	$373,615

Borrowings outstanding, end of period (000)	$153,765		$145,316	$147,785		$136,925	$167,150	$168,316

Portfolio turnover rate		5%	14%	19%		17%	9%	10%

(a) Based on average Common Shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d) Aggregate total return.
(e) Annualized.
(f) Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.
(g) Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(h) The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended 10/31/21 (unaudited)		Year Ended April 30,
			2021	2020		2019	2018	2017

Expense ratios		0.85%	0.86%	0.85%		0.88%	0.88%	0.89%

See notes to financial statements.

54	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	MQY

	Six Months Ended 10/31/21 (unaudited)		Year Ended April 30,
			2021		2020	2019	2018	2017

Net asset value, beginning of period	$16.57		$14.79		$15.67	$15.22	$15.56	$16.47

Net investment income(a)	0.37		0.75		0.67	0.69	0.77	0.85
Net realized and unrealized gain (loss)		(0.34)	1.80		(0.91)	0.47	(0.29)	(0.89)

Net increase (decrease) from investment operations	0.03		2.55		(0.24)	1.16	0.48	(0.04)

Distributions to Common Shareholders(b)
From net investment income		(0.38)	(0.77)		(0.64)	(0.69)	(0.82)	(0.87)
From net realized gain	—		—		—	(0.02)	—	—

Total distributions to Common Shareholders		(0.38)	(0.77)		(0.64)	(0.71)	(0.82)	(0.87)

Net asset value, end of period	$16.22		$16.57		$14.79	$15.67	$15.22	$15.56

Market price, end of period	$16.12		$15.92		$13.88	$13.99	$13.83	$15.14

Total Return Applicable to Common Shareholders(c)
Based on net asset value	0.15	%(d)	17.56%		(1.44)%	8.42%	3.28%	(0.12)%

Based on market price	3.60	%(d)	20.35%		3.60%	6.53%	(3.55)%	(3.34)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.28	%(e)	1.48	%(f)	2.20%	2.48%	2.05%	1.74%

Total expenses after fees waived and/or reimbursed	1.28	%(e)	1.47	%(f)	2.20%	2.48%	2.05%	1.74%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(g)(h)	0.85	%(e)	0.95	%(f)	0.90%	0.93%	0.91%	0.89%

Net investment income to Common Shareholders	4.39	%(e)	4.64%		4.15%	4.55%	4.91%	5.28%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$1,187,845		$1,212,632		$454,276	$481,212	$467,334	$477,758

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$450,300		$450,300		$176,600	$176,600	$176,600	$176,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$363,790		$369,294		$357,235	$372,487	$364,628	$370,531

Borrowings outstanding, end of period (000)	$257,030		$268,075		$129,475	$134,198	$139,144	$119,144

Portfolio turnover rate		6%	8%		18%	21%	20%	13%

(a) Based on average Common Shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d) Aggregate total return.
(e) Annualized.

(f)   Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering cost would have been 1.42%, 1.41% and 0.90%, respectively.

(g) Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(h) The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended 10/31/21 (unaudited)		Year Ended April 30,
			2021		2020	2019	2018	2017
Expense ratios		0.85%	0.94%		0.90%	0.93%	0.91%	0.89%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	55

Financial Highlights (continued)

(For a share outstanding throughout each period)

	MQT

	Six Months Ended 10/31/21 (unaudited)		Year Ended April 30,
			2021	2020	2019	2018	2017

Net asset value, beginning of period	$14.58		$13.02	$13.77	$13.37	$13.69	$14.45

Net investment income(a)	0.32		0.65	0.57	0.60	0.66	0.73
Net realized and unrealized gain (loss)		(0.30)	1.53	(0.78)	0.39	(0.29)	(0.74)

Net increase (decrease) from investment operations	0.02		2.18	(0.21)	0.99	0.37	(0.01)

Distributions to Common Shareholders from net investment income(b)		(0.32)	(0.62)	(0.54)	(0.59)	(0.69)	(0.75)

Net asset value, end of period	$14.28		$14.58	$13.02	$13.77	$13.37	$13.69

Market price, end of period	$14.14		$13.92	$11.99	$12.26	$11.98	$12.94

Total Return Applicable to Common Shareholders(c)
Based on net asset value	0.14	%(d)	17.24%	(1.41)%	8.21%	3.01%	0.12%

Based on market price	3.86	%(d)	21.55%	1.97%	7.52%	(2.35)%	(4.57)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.40	%(e)	1.47%	2.29%	2.59%	2.10%	1.79%

Total expenses after fees waived and/or reimbursed	1.40	%(e)	1.47%	2.29%	2.58%	2.10%	1.79%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(f)	0.89	%(e)	0.91%	0.92%	0.95%	0.92%	0.90%

Net investment income to Common Shareholders	4.30	%(e)	4.57%	4.04%	4.47%	4.75%	5.13%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$322,562		$328,873	$293,673	$310,611	$301,697	$308,707

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$116,500		$116,500	$116,500	$116,500	$116,500	$116,500

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$376,877		$382,294	$352,080	$366,619	$358,967	$364,984

Borrowings outstanding, end of period (000)	$80,309		$80,614	$82,178	$90,517	$87,513	$72,634

Portfolio turnover rate		6%	8%	19%	22%	21%	13%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

56	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification

BlackRock MuniYield Fund, Inc.	MYD	Maryland	Diversified
BlackRock MuniYield Quality Fund, Inc.	MQY	Maryland	Diversified
BlackRock MuniYield Quality Fund II, Inc.	MQT	Maryland	Diversified

The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Prior Year Reorganizations: The Board and shareholders of MQY (the “Acquiring Fund”) and the Board and shareholders of each of BlackRock Maryland Municipal Bond Trust (“BZM”), BlackRock Massachusetts Tax-Exempt Trust (“MHE”), BlackRock MuniYield Arizona Fund, Inc. (“MZA”), BlackRock MuniYield Investment Fund (“MYF”) and BlackRock MuniEnhanced Fund, Inc. (“MEN”) (individually, a “Target Fund” and collectively the “Target Funds”) approved the reorganization of each Target Fund into the Acquiring Fund. As a result, the Acquiring Fund acquired substantially all of the assets and assumed substantially all of the liabilities of each Target Fund in exchange for an equal aggregate value of newly-issued Common Shares and Preferred Shares of the Acquiring Fund.

Each Common Shareholder of a Target Fund received Common Shares of the Acquiring Fund in an amount equal to the aggregate net asset value (“NAV”) of such Common Shareholder’s Target Fund Common Shares, as determined at the close of business on April 16, 2021. Cash was distributed for any fractional shares.

Each Preferred Shareholder of a Target Fund received Preferred Shares of the Acquiring Fund in an amount equal to the aggregate liquidation preference of the Target Fund’s Preferred Shares held by such Preferred Shareholder prior to the Target Fund’s reorganizations.

The reorganizations were accomplished by a tax-free exchange of Common Shares and Preferred Shares of the Acquiring Fund in the following amounts and at the following conversion ratios:

Target Funds	Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	MQY’s Share Class	Shares of MQY

BZM	Common	2,083,853	0.91690814	Common	1,910,699	(a)
MHE	Common	2,371,448	0.83140659	Common	1,971,620	(a)
MZA	Common	4,640,560	0.89199202	Common	4,139,337	(a)
MYF	Common	13,713,952	0.88734134	Common	12,168,943	(a)
MEN	Common	29,681,476	0.74877257	Common	22,224,620	(a)
BZM	VRDP	160	1	VRDP	160
MHE	VRDP	185	1	VRDP	185
MZA	VRDP	373	1	VRDP	373
MYF	VRDP	594	1	VRDP	594
MEN	VRDP	1,425	1	VRDP	1,425

(a)	Net of fractional shares redeemed.

Each Target Fund’s net assets and composition of net assets on April 16, 2021, the valuation date of the reorganization were as follows:

	BZM	MHE	MZA	MYF	MEN

Net assets applicable to Common Shareholders	$31,717,107	$32,728,595	$68,711,731	$202,001,002	$368,921,589
Paid-in-capital	29,279,451	29,061,105	60,666,284	182,846,055	311,066,176
Accumulated earnings	2,437,656	3,667,490	8,045,447	19,154,947	57,855,413

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value. However, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets applicable to Common Shareholders of the Acquiring Fund before the reorganizations were $510,548,104. The aggregate net assets applicable to Common Shareholders of the Acquiring Fund immediately after the reorganizations amounted to $1,214,628,128. Each Target Fund’s fair value and cost of financial instruments prior to the reorganization were as follows:

Target Funds	Fair Value of Investments	Cost of Investments	TOB Trust Certificates	Preferred Shares Value
BZM	$47,375,039	$44,331,936	$2,999,064	$16,000,000

N O T E S T O F I N A N C I A L S T A T E M E N T S	57

Notes to Financial Statements (unaudited) (continued)

Target Funds	Fair Value of Investments	Cost of Investments	TOB Trust Certificates	Preferred Shares Value

MHE	47,924,139	43,431,566	2,965,858	18,500,000
MZA	106,463,580	96,825,424	2,000,000	37,300,000
MYF	308,464,746	282,979,848	52,915,670	59,400,000
MEN	580,336,519	514,194,693	82,579,416	142,500,000

The purpose of these transactions was to combine six funds managed by the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. Each reorganization was a tax-free event and was effective on April 19, 2021.

Assuming the reorganization had been completed on May 1, 2020, the beginning of the fiscal reporting period of MQY, the pro forma results of operations for the year ended April 30, 2021, are as follows:

•	Net investment income (loss): $53,803,674

•	Net realized and change in unrealized gain/loss on investments: $128,902,389

•	Net increase in net assets resulting from operations: $182,706,063

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of each Target Fund that have been included in MQY’s Statement of Operations since April 19, 2021.

Reorganization costs incurred by MQY in connection with the reorganization were expensed MQY. The Manager reimbursed the Fund $45,776.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investments or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

58	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset- backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date.

N O T E S T O F I N A N C I A L S T A T E M E N T S	59

Notes to Financial Statements (unaudited) (continued)

Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. The Funds’ management believes that a Fund’s restrictions on borrowings do not apply to the Funds’ TOB Trust transactions. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total

MYD	$59,918	$302,777	$97,718	$460,413
MQY	114,718	539,828	184,569	839,115
MQT	35,487	168,581	57,513	261,581

For the six months ended October 31, 2021, the following table is a summary of each Fund’s TOB Trusts:

Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts	(a)	Liability for TOB Trust Certificates	(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts

MYD	$257,242,241		$153,765,259		0.06% — 0.20%	$147,334,600	0.62%
MQY	448,125,220		256,605,277		0.07 — 0.21	260,602,094	0.64
MQT	141,948,655		80,308,958		0.07 — 0.21	79,650,202	0.65

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

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Notes to Financial Statements (unaudited) (continued)

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at October 31, 2021, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at October 31, 2021.

For the six months ended October 31, 2021, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

Fund Name	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans

MQY	$424,880	0.50 — 0.50%	$593,626	0.72%

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to 0.50% of the average daily value of each Fund’s net assets.

For purposes of calculating these fees, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.

Waivers: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended October 31, 2021, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager

MYD	$673
MQY	2,117
MQT	373

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Notes to Financial Statements (unaudited) (continued)

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the six months ended October 31, 2021, there were no fees waived by the Manager pursuant to this arrangement.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended October 31, 2021, purchases and sales of investments, excluding short-term investments, were as follows:

Fund Name	Purchases	Sales

MYD	$64,967,932	$54,904,042
MQY	127,654,859	113,159,780
MQT	32,644,681	29,306,459

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of April 30, 2021, the Funds had non-expiring capital loss carryforwards, subject to limitation, available to offset future realized capital gains as follows:

Fund Name	Non-Expiring

MYD	$15,082,902
MQY	26,837,351
MQT	6,966,217

As of October 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

MYD	$854,422,624	$98,660,986	$(5,817,126)	$92,843,860
MQY	1,481,821,155	173,801,244	(2,680,805)	171,120,439
MQT	394,197,511	50,251,538	(1,136,752)	49,114,786

9.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

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Notes to Financial Statements (unaudited) (continued)

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which a Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s net asset value (“NAV”) and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

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Notes to Financial Statements (unaudited) (continued)

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Fund Name	Six Months Ended 10/31/21	Year Ended 04/30/21

MQY	52,233	44,250
MQT	26,296	—

For the six months ended October 31, 2021 and the year ended April 30, 2021, shares issued and outstanding remained constant for MYD.

For the year ended April 30, 2021, Common Shares issued and outstanding increased by 42,415,313 as a result of the reorganization of MQY.

For the year ended April 30, 2021, Common Shares issued and outstanding decreased by 94 as a result of a redemption of fractional shares from the reorganization of MQY.

The Funds participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2020 through November 30, 2021, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions. There is no assurance that the Funds will purchase shares in any particular amounts. For the six months ended October 31, 2021, the Funds did not repurchase any shares.

Preferred Shares

A Fund’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MYD and MQY (for purposes of this section, a “VRDP Fund”) have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

Fund Name	Issue Date	Shares Issued	Aggregate Principal	Maturity Date

MYD	06/30/11	2,514	$251,400,000	07/01/41
MQY	09/15/11	1,766	176,600,000	10/01/41
	04/19/21	2,737	273,700,000	10/01/41

Redemption Terms: A VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, a VRDP Fund is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Fund. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

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Notes to Financial Statements (unaudited) (continued)

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Fund and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:

	MYD	MQY

Expiration date	04/30/22	07/06/22

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Fund is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Fund may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Fund may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following ratings:

Fund Name	Moody’s Investors Service, Inc. Long-Term Ratings	Fitch Ratings, Inc. Long-Term Ratings

MYD	Aa1	AA
MQY	Aa1	AA

Any short-term ratings on VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s Investors Service (“Moody’s”) and Fitch. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Special Rate Period: A VRDP Fund has commenced a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. As of period end, the following VRDP Funds have commenced/are set to commence a special rate period:

Fund Name	Commencement Date	Expiration Date as of Period Ended 10/31/21

MYD	04/17/14	04/15/22
MQY	03/31/21	06/21/22

Prior to the expiration date, the VRDP Fund and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Fund on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Fund is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Fund will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Fund will pay nominal or no fees to the liquidity provider and remarketing agent.

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the six months ended October 31, 2021, the annualized dividend rate for the VRDP Shares were as follows:

	MYD	MQY

Dividend rates	0.89%	0.79%

For the six months ended October 31, 2021, VRDP Shares issued and outstanding of each VRDP Fund remained constant.

VMTP Shares

MQT (for purposes of this section, a “VMTP Fund”), has issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and a

N O T E S T O F I N A N C I A L S T A T E M E N T S	65

Notes to Financial Statements (unaudited) (continued)

VMTP Fund may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:

Fund Name	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating

MQT	12/16/11	1,165	$116,500,000	07/02/23	Aa1	AA

Redemption Terms: A VMTP Fund is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Fund. With respect to MQT, the redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If MQT redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 2% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or to a percentage of the one-month LIBOR rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.

The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the six months ended October 31, 2021, the average annualized dividend rate for the VMTP Shares was 1.03%.

For the six months ended October 31, 2021, VMTP Shares issued and outstanding of MQT remained constant.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares with the exception of any upfront fees paid by a VRDP Fund to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP and VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

Fund Name	Dividends Accrued	Deferred Offering Costs Amortization

MYD	$1,120,691	$8,073
MQY	1,780,349	32,789
MQT	597,643	26

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds declared and paid or will pay distributions to Common Shareholders as follows:

Fund Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share

MYD
	11/01/21	11/15/21	12/01/21	$0.053500
	12/06/21	12/17/21	12/31/21	0.053500
	12/06/21	12/17/21	12/31/21	0.000920	(a)
MQY
	11/01/21	11/15/21	12/01/21	0.063000
	12/06/21	12/17/21	12/31/21	0.063000

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Notes to Financial Statements (unaudited) (continued)

Fund Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share

MQT
	11/01/21	11/15/21	12/01/21	$0.054000
	12/06/21	12/17/21	12/31/21	0.054000

(a)	Net investment income special dividend.

The Funds declared distributions to Preferred Shareholders as follows:

	Preferred Shares(a)

Fund Name	Shares	Series	Declared

MYD	VRDP	W-7	$185,766.33
MQY	VRDP	W-7	8,350.52
MQT	VMTP	W-7	97,252.13

(a)	Dividends declared for period November 1, 2021 to November 30, 2021.

N O T E S T O F I N A N C I A L S T A T E M E N T S	67

Disclosure of Investment Advisory Agreements

The Boards of Directors (collectively, the “Board,” the members of which are referred to as “Board Members”) of BlackRock MuniYield Fund, Inc. (“MYD”), BlackRock MuniYield Quality Fund, Inc. (“MQY”), and BlackRock MuniYield Quality Fund II, Inc. (“MQT” and together with MYD and MQY, the “Funds” and each, a “Fund”) met on May 4, 2021 (the “May Meeting”) and June 8-9, 2021 (the “June Meeting”) to consider the approval to continue the investment advisory agreements (the “Advisory Agreements”) or (the “Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board members whom are not “interested persons” of each Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.

Prior to and in preparation for the May Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting.

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

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Disclosure of Investment Advisory Agreements  (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of each Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the May Meeting. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2020, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and a custom peer group of funds as defined by BlackRock (“Customized Peer Group”) and a composite measuring a blend of total return and yield (“Composite”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for each of the one-, three- and five-year periods reported, MYD ranked in the first quartile against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MYD, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for the one-, three- and five-year periods reported, MQY ranked in the first, second and second quartiles, respectively, against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MQY, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for the one-, three- and five-year periods reported, MQT ranked in the third, third and second quartiles, respectively, against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MQT, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed MQT’s underperformance relative to its Customized Peer Group Composite during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S	69

Disclosure of Investment Advisory Agreements  (continued)

those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2020 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that MYD’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board noted that MQY’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.

The Board noted that MQT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

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Disclosure of Investment Advisory Agreements  (continued)

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2022. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 29, 2021 for shareholders of record on June 1, 2021, to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

Shareholders elected the Directors as follows:

	Michael J. Castellano		Richard E. Cavanagh		Cynthia L. Egan		Robert Fairbairn

Fund Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

MYD	27,378,012	13,229,916	27,344,708	13,263,220	27,388,322	13,219,606	39,709,567	898,361
MQY	60,923,126	2,477,089	60,835,400	2,564,815	61,096,425	2,303,790	61,502,110	1,898,105
MQT	13,442,034	6,190,500	13,440,262	6,192,272	13,645,710	5,986,824	19,303,912	328,622

	Stayce Harris		J. Phillip Holloman		R. Glenn Hubbard		Catherine A. Lynch

Fund Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

MYD	39,626,104	981,824	39,693,859	914,069	27,348,680	13,259,248	39,528,936	1,078,992
MQY	61,070,424	2,329,791	61,418,768	1,981,447	61,297,663	2,102,552	61,117,294	2,282,921
MQT	19,002,185	630,349	19,476,079	156,455	13,918,133	5,714,401	18,597,119	1,035,415

	John M. Perlowski		Karen P. Robards		Frank J. Fabozzi(a)		W. Carl Kester(a)

Fund Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

MYD	39,711,753	896,175	27,263,845	13,344,083	2,514	0	2,514	0
MQY	61,485,234	1,914,981	61,296,068	2,104,147	4,503	0	4,503	0
MQT	19,320,299	312,235	14,076,971	5,555,563	1,165	0	1,165	0

(a)	Voted on by holders of Preferred Shares only.

Lorenzo A. Flores was appointed as a Director effective July 30, 2021.

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Environmental, Social and Governance (“ESG”) Integration

Although a Fund does not seek to implement a specific ESG, impact or sustainability strategy unless otherwise disclosed, Fund management will consider ESG characteristics as part of the investment process for actively managed Funds. These considerations will vary depending on a Fund’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Fund management will consider those ESG characteristics it deems relevant or additive when making investment decisions for a Fund. The ESG characteristics utilized in a Fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Fund. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Fund may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Fund’s exposure to certain companies or industries and a Fund may forego certain investment opportunities. While Fund management views ESG considerations as having the potential to contribute to a Fund’s long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

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Additional Information  (continued)

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

The following information is a summary of certain changes since April 30, 2021. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.

Except if noted otherwise herein, there were no changes to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

A D D I T I O N A L I N F O R M A T I O N	73

Additional Information  (continued)

BlackRock Privacy Principles (continued)

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Liquidity Provider

Bank of America, N.A.(a)

New York, NY 10036

Wells Fargo Bank, N.A.(b)

San Francisco, CA 94104

VRDP Remarketing Agent

BofA Securities, Inc.(a)

New York, NY 10036

Wells Fargo Securities, LLC(b)

Charlotte, NC 28202

(a) For MYD.

(b) For MQY.

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

74	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGC	Assured Guaranty Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

BAM-TCRS	Build America Mutual Assurance Co.- Transferable Custodial Receipts

BHAC-CR	Berkshire Hathaway Assurance Corp. - Custodian Receipt

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

CR	Custodian Receipt

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GOL	General Obligation Ltd.

GTD	GTD Guaranteed

HUD SECT 8	U.S. Department of Housing and Urban Development Section 8

INS	Insured

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

NPFGC-IBC	National Public Finance Guarantee Corp. — Insured Bond Certificate

PSF	Permanent School Fund

PSF-GTD	Permanent School Fund Guaranteed

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SAP	Subject to Appropriations

SAW	State Aid Withholding

SONYMA	State of New York Mortgage Agency

ST	Special Tax

TA	Tax Allocation

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	75

Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MYQII-10/21-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Quality Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Quality Fund, Inc.

Date: January 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Quality Fund, Inc.

Date: January 4, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield Quality Fund, Inc.

Date: January 4, 2022